SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C>  20549
                               SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the
                         Securities and Exchange Act of 1934

          [  ] Filed by the Registrant
          [X ] Definitive Proxy Statement
          [  ] Definitive Additional Materials
          [  ] Soliciting Material Pursuant to Rule 14a-11(c) or  Rule 14a-
          12
          [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

                        Kansas City Southern Industries, Inc.
                   (Name of Registrant as Specified in its Charter)

                                Watson & Marshall L.C.
                      (Name of Person(s) filing Proxy Statement,
                            if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [X ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
               6(j)(2), or Item 22(a)(2) of Schedule 14A.
          [  ] $500 per each party to  the controversy pursuant to Exchange
               Act Rule 14a-6(i)(3).
          [  ] Fee  computed on  table  below per  Exchange Act  Rules 14a-
               6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies: Not applicable.

          2)   Aggregate number of securities to which transaction applies:
               Not applicable.

          3)   Per  unit price  or other  underlying  value of  transaction
               computed  pursuant  to   Exchange  Act  Rule  0-11:*     Not
               applicable.

          4)   Proposed  maximum  aggregate  value  of  transaction:    Not
               applicable.

          5)   Total fee paid:  Not applicable.

          [  ] Fee paid previously with preliminary materials.

          [  ] Check box if  any part of the  fee is offset as  provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.

          3)   Filing party:

          4)   Date filed:

          *Set forth the amount on which the filing fee is calculated and state how it was determined.

          [LOGO]
          114 West 11th Street
          Kansas City, Missouri 64105-1804








                        KANSAS CITY SOUTHERN INDUSTRIES, INC.

                              NOTICE AND PROXY STATEMENT


                                         for


                          The Annual Meeting of Stockholders


                                      to be held


                                Thursday, May 2, 1996




                               YOUR VOTE IS IMPORTANT!

           Please mark, date and sign the enclosed proxy card and promptly return it to the Company in the enclosed envelope.






          Mailing of this Notice and Proxy Statement, and the accompanying Proxy Card and the 1995 Annual Report, commenced on or about March 25, 1996.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804

                                    March 25, 1996




          TO OUR STOCKHOLDERS:

               You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., which will be held at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, at 10:00 a.m., Central Daylight Time, on Thursday, May 2, 1996. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

               We urge you to read these proxy materials and the enclosed Annual Report, and to participate in the meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED.


                                        Sincerely,



                                        /s/Paul H. Henson
                                        Chairman of the Board



                                        /s/ Landon H. Rowland
                                        President   and   Chief   Executive
                                        Officer

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804



                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                     May 2, 1996


               The Annual Meeting of the Stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), will be held at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, at 10:00 a.m., Central Daylight Time, on Thursday, May 2, 1996, to consider and vote upon the following matters:

               (1)  Election of Two Directors;

               (2) Approval of an Increase in the Number of Shares Authorized for Issuance under KCSI's Amended and Restated 1991 Stock Option and Performance Award Plan (the "1991 Plan");

               (3) Approval of the Reinstatement of Automatic Grants of Stock Options to KCSI's Outside Directors under the 1991 Plan;

               (4) Approval of Extension of the Term of the 1991 Plan through February 25, 2006;

               (5)  Approval  of Change in  Vesting Provisions of  the 1991
                    Plan;

               (6) Approval of the 1991 Plan for Purposes of Sections 162(m) and 422 of the Internal Revenue Code;

               (7)  Ratification  of  the   Board  of  Directors'
                    selection of Price Waterhouse LLP as KCSI's independent accountants for 1996; and

               (8) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

               Only stockholders of record at the close of business on March 8, 1996, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                   By Order of the Board of Directors,

                                   Richard P. Bruening, Esq.
                                   Vice President, General Counsel
                                   and Corporate Secretary

          The date of this Notice is March 25, 1996.

               Please date, sign and promptly return the enclosed proxy card, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in the attached proxy statement. Please also indicate on your proxy card whether you plan to attend the Annual Meeting.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                          Kansas City, Missouri  64105-1804

                                   PROXY STATEMENT

                                  TABLE OF CONTENTS


          General Information and Voting  . . . . . . . . . . . . . . . . .

          Principal Stockholders  . . . . . . . . . . . . . . . . . . . . .

          Stock Owned Beneficially by Directors, Nominees and
          Certain Officers  . . . . . . . . . . . . . . . . . . . . . . . .

          Proposal (1) - Election of Two Directors  . . . . . . . . . . . .

          The Board of Directors  . . . . . . . . . . . . . . . . . . . . .

          Background of Amendments to KCSI's Restated 1991 Stock
          Option and Performance Award Plan,
          as amended and restated in 1996 . . . . . . . . . . . . . . . . .

          Proposal (2) - Approval of an Increase in the Number of
          Shares Authorized for Issuance
          under KCSI's Amended and Restated 1991 Stock Option
          and Performance Award Plan  . . . . . . . . . . . . . . . . . . .

          Proposal (3) - Approval of the Reinstatement of Automatic
          Grants of Stock Options to KCSI's Outside Directors
          under KCSI's Restated 1991 Stock Option and Performance
          Award Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . .

          Proposal (4) - Approval of Extension of the Term of KCSI's Restated 1991 Stock Option and Performance Award Plan
          through February 25, 2006 . . . . . . . . . . . . . . . . . . . .

          Proposal (5) - Approval of Change in Vesting Provisions
          of KCSI's Restated 1991 Stock Option and Performance
          Award Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . .

          Proposal (6) - Approval of KCSI's Restated 1991 Stock Option and Performance Award Plan for Purposes of Sections 162(m) and 422
          of the Internal Revenue Code  . . . . . . . . . . . . . . . . . .

          Summary of KCSI's Restated 1991 Stock Option and
          Performance Award Plan as Amended and Restated
          in 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          Proposal (7) - Ratification of the Board of Directors'
          Selection of Independent Accountants  . . . . . . . . . . . . . .

          Management Compensation . . . . . . . . . . . . . . . . . . . . .

          Transactions with Management  . . . . . . . . . . . . . . . . . .

          Stockholder Proposals . . . . . . . . . . . . . . . . . . . . . .

          Compliance With Section 16(a) of the Securities
          Exchange Act of 1934  . . . . . . . . . . . . . . . . . . . . . .

          Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . .

          Appendix A - Kansas City Southern Industries, Inc.
          1991 Stock Option and Performance Award Plan as
          Amended and Restated in 1996  . . . . . . . . . . . . . . . . . .

                            GENERAL INFORMATION AND VOTING


               This Proxy Statement is being mailed on or about March 25, 1996 to the stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders to be held at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, on Thursday, May 2, 1996, at 10:00 a.m., Central
          Daylight Time, and any adjournment thereof (the "Annual Meeting"). The Notice of Annual Meeting of Stockholders, KCSI's 1995 Annual Report to Stockholders (the "Annual Report"), and the proxy card accompany this Proxy Statement.

               Attendance at the Annual Meeting of Stockholders is limited to stockholders of record or their proxies, beneficial owners of KCSI's stock having evidence of such ownership and guests of KCSI. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCSI by contacting KCSI's Corporate Secretary's office at 114 West 11th Street, Kansas City, Missouri 64105, (816) 556-0237. To provide KCSI sufficient time to arrange for reasonable assistance please submit all requests by April 25, 1996.

               KCSI will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials. Proxies may also be solicited by telephone, telegraph or in person by directors, officers and employees not specifically engaged or compensated for that purpose. Morrow & Co., Inc. has been retained to assist in the solicitation of proxies at a cost not expected to exceed $6,500 plus expenses. In addition, KCSI may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to such beneficial owners.

               Brokers, dealers, banks, voting trustees, other custodians, and their nominees are asked to forward soliciting materials to the beneficial owners of shares held of record by them and upon request will be reimbursed for their reasonable expenses in completing the mailing of soliciting materials to such beneficial owners.

               Stockholders at the Annual Meeting will consider and vote upon: (1) the election of two directors; (2) approval of an increase in the number of shares authorized for issuance under KCSI's restated 1991 Stock Option and Performance Award Plan (the "1991 Plan"); (3) approval of the reinstatement of automatic grants of stock options to KCSI's outside directors under the 1991 Plan; (4) approval of extension of the term of the 1991 Plan through February 25, 2006; (5) approval of the change in the vesting provisions of the 1991 Plan; (6) approval of the 1991 Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code; (7) ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1996; and (8) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with any of those matters.

               Only the holders of KCSI's preferred stock, par value $25.00 per share (the "Preferred Stock"), and common stock, par value $0.01 per share (the "Common Stock"), of record at the close of business on March 8, 1996 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On that date, KCSI had outstanding 242,170 shares of Preferred Stock (excluding 407,566 shares held in treasury) and 38,616,926 shares of Common Stock, (excluding 9,785,266 shares held in treasury) for a total of 38,859,096 shares eligible to be voted at the Annual Meeting.

               The Common Stock and Preferred Stock (collectively the "Voting Stock") constitute KCSI's only classes of voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Such stockholders may vote cumulatively in the election of directors. In other words, each such stockholder is entitled to cast a number of votes equal to the number of shares of Voting Stock held by such stockholder on the Record Date multiplied by the number of directors to be elected, and all such votes may be cast for a single nominee or distributed among the nominees as the stockholder chooses. This Proxy Statement solicits discretionary authority to vote cumulatively, and the accompanying form of proxy grants such authority.

               In order for any of the proposals to be considered at the Annual Meeting (other than the election of directors), to be approved by the stockholders, a quorum, consisting of the holders of a majority of the shares of Voting Stock entitled to vote, must be present and a majority of such quorum must be affirmatively voted for approval. A stockholder entitled to vote at the Annual Meeting who is present, either in person or through a proxy, is counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes such shares. The directors are elected by an affirmative vote of the plurality of the quorum of shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors.

               The  votes are  counted and  certified  by three  inspectors appointed by the Board of Directors of KCSI in advance of the Annual Meeting of Stockholders. In determining the percentage of shares that have been affirmatively voted for a particular proposal, the affirmative votes are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. Thus, abstaining will have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

               Under the  rules of the  New York Stock Exchange,  Inc. (the
          "NYSE"), member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to solicit directions from their beneficial owners on how to vote such shares. Such brokers may also vote shares on certain proposals when they have not received such directions. In these instances, the Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares. Under the policies of the NYSE, if KCSI's subsidiaries that are brokers do not receive directions, they are entitled to vote only in the same proportion as the shares represented by votes from all other record holders.

               When a broker does not vote, it is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because generally some of the shares held in the broker's name have been voted on at least some proposals, and therefore, all of such shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

               Stockholders who return a properly executed proxy are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of three directors of KCSI whose names are listed on the proxy card. A stockholder wishing to name as his or her proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to KCSI.

               The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing such proxies. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares FOR the election as directors of the persons nominated by management; FOR approval of an increase in the number of shares authorized for issuance under the 1991 Plan; FOR approval of the reinstatement of automatic grants of stock options to KCSI's Outside Directors under the 1991 Plan; FOR approval of extension of the term of the 1991 Plan through February 25, 2006; FOR approval of the change in the vesting provisions of the 1991 Plan; FOR approval of the 1991 Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code; FOR ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1996; and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. However, the Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of management nominees.

               A stockholder may revoke a properly executed proxy with a later-dated, properly executed proxy or other writing delivered to the Corporate Secretary of KCSI at any time before the proxy originally submitted is voted at the Annual Meeting. Attendance at the Annual Meeting will not have the effect of revoking a properly executed proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

                                PRINCIPAL STOCKHOLDERS

               The following table sets forth information as of the Record Date concerning the beneficial ownership of KCSI's Common Stock by: (i) beneficial owners of more than five percent of any class of such stock; and (ii) all KCSI officers and directors as a group. KCSI is not aware of any beneficial owner of more than five percent of the Preferred Stock. Beneficial ownership is generally defined to mean either the sole or shared power to vote or dispose of the shares. The percentage ownership is based on the number of shares outstanding as of the Record Date. Except as otherwise noted, the holders have sole voting and dispositive power.

           Name and Address      Common Stock<F1>     Percent of Class

           The Employee Stock    3,759,098<F2>        9.2%
           Ownership Plan<F2>

           UMB Bank, N.A., as    3,777,258<F2>        9.2%
           co-trustee of The
           Employee Stock
           Ownership Plan and
           other fiduciary
           accounts<F2>

           Southeastern Asset    3,055,100<F3>        7.5%
           Management,
           Inc.<F3>

           All Officers and      2,109,698<F4>        5.2%
           Directors as a
           group (17 Persons)

          <F1>
          See footnote 1 to the table under the heading "Stock Owned Beneficially by Directors and Certain Officers" below.

          <F2>
          Based on information reported in Amendment No. 8 to Schedule 13G, dated February 13, 1996, jointly filed by UMB Financial Corporation ("UMBFC"), its wholly owned subsidiary UMB Bank, N.A. ("UMB") and The Employee Stock Ownership Plan (the "ESOP"). Shares held by UMB include the shares held as co-trustee of the ESOP. Voting and dispositive power over the shares held by the ESOP that are allocated to participant accounts are vested in the ESOP participants (they have the right to direct the voting of all such allocated shares and the tendering of such shares in response to offers to purchase). Any unallocated shares are to be voted by the trustees in the same proportion as the allocated shares. Mercantile Bank of Kansas City is co-trustee of the ESOP only for purposes of voting. Beneficial ownership is disclaimed by UMB and the ESOP all of which are allocated to participants' accounts under the ESOP. Amount shown for UMB does not include 1,301,857 shares held by UMB in custody accounts for which UMB does not have voting or dispositive power. UMBFC reports that it does not beneficially own any shares of KCSI stock because UMBFC is prohibited by law from directing voting or disposition of such shares and therefore excludes the 5,079,115 shares held by UMB in various capacities. The address for UMB Financial Corporation, UMB Bank, N.A. and The Employee Stock Ownership Plan is 1010 Grand, Kansas City, Missouri 64106. Amount does not reflect a sale of 225,000 shares of Common Stock on March 15, 1996

          <F3>
          Based upon information set forth in a Schedule 13G dated February 5, 1996, Southeastern Asset Management, Inc. ("Southeastern") is a registered investment advisor, and holds all such shares for its clients. The Schedule 13G provides that it is not to be construed as an admission that Southeastern is the beneficial owner. The Schedule 13G is filed jointly with Mr. O. Mason Hawkins, who is Chairman of the Board and Chief Executive Officer of Southeastern. Mr. Hawkins disclaims beneficial ownership of the shares. The address for Southeastern is 6075 Poplar Avenue, Suite 900, Memphis, Tennessee 38119.

          <F4>
          See footnote 13 to the table under the heading "Stock Owned Beneficially by Directors and Certain Officers" below.


                   STOCK OWNED BENEFICIALLY BY DIRECTORS, NOMINEES
                                 AND CERTAIN OFFICERS

               The following table sets forth information, as of the Record Date, concerning the Board of Directors', Nominee's and certain executive officers' beneficial ownership of KCSI's Voting Stock. No officer or director of KCSI owns any equity securities of any subsidiary of KCSI, except that Thomas H. Bailey owns 1,200,000 (12%) of the outstanding common stock of Janus Capital Corporation.

           Name and Relationship    Common Stock <F1>   Preferred Stock<F1>


           A. Edward Allinson        20,800*<F2>                 ---
           Director
           Thomas H. Bailey           8,054*<F3>                 ---
           Chairman of the Board,
           Chief Executive Officer
           and President of Janus
           Capital Corporation

           Paul F. Balser            20,000*<F4>                 ---
           Director
           James E. Barnes           23,000*<F5>                 ---
           Director

           Thomas S. Carter         332,134*<F6>                400*
           Director

           Michael G. Fitt           21,200*<F7>                ---
             Director

           Michael R. Haverty        23,827*<F8>                ---
           Director, Executive
           Vice President
           Paul H. Henson           195,953*<F9>                ---
           Chairman of the Board

           Joseph D. Monello        102,272*<F10>
           Vice President and
           Chief Financial Officer
           Landon H. Rowland        1,027,842<F11>              ---
           Director, President,     2.5%
           Chief Executive Officer

           Jose F. Serrano          -0-                         ---
           Nominee for Director

           Morton I. Sosland        105,188<F12>                ---
           Director

           All Directors and        2,109,698<F13>              400(*)
           Officers as a            5.2%
           Group (17 Persons)


          * Less than 1% of the shares outstanding of the class

          <F1>
          Share amounts calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which results in the inclusion of shares that may be acquired upon the exercise of options that are exercisable at the Record Date or will become exercisable within 60 days of such date and shares allocated to the accounts of such persons under the ESOP. Percentage ownership is based on the number of shares outstanding as of the Record Date as well as exercisable options pursuant to Rule 13d-3. The holders may disclaim beneficial ownership of shares included that are owned by or with family members, trusts or other entities. Except as noted and except for shares held by the ESOP, the holders have sole voting and dispositive power.

          <F2>
          Includes 18,800 shares that may be acquired through option exercises and 800 shares held in Keogh Plan.

          <F3>
          Includes 6,722 shares allocated to his account under the ESOP.

          <F4>
          Includes 20,000 shares that may be acquired through option exercises.

          <F5>
          Includes 20,000 shares that may be acquired through option exercises and 3,000 shares held jointly with his wife.

          <F6>
          Includes 16,000 shares that may be acquired through option exercises.

          <F7>
          Includes 18,000 shares that may be acquired through option exercises.

          <F8>
          Includes 777 shares allocated to his account in the ESOP and 50 shares held by his children.

          <F9>
          Includes 8,075 shares allocated to his account under the ESOP.

          <F10>
          Includes 10,770 shares allocated to his account in the ESOP and 71,000 shares that may be acquired through option exercises.

          <F11>
          Includes 768,000 shares that may be acquired through option exercises, 19,660 shares allocated to his account under the ESOP and 159 shares in the KCSI Profit Sharing Plan.

          <F12>
          Includes 20,000 shares which may be acquired through option exercises and 1,600 shares held in trust over which he has sole voting and dispositive power as trustee. Also includes the following shares over which he has shared voting and/or dispositive power, but as to which beneficial ownership is disclaimed: 12,000 shares held by certain companies of which he is a director; 38,100 shares held as co-trustee of certain testamentary trusts; 15,800 shares in a charitable foundation of which he is a director; and 4,000 shares held by his wife.

          <F13>
          Includes 1,042,050 shares which may be acquired through option exercises and 94,906 shares allocated to the accounts of officers under the ESOP. The list of executive officers of KCSI is included in KCSI's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

                       PROPOSAL (1) - ELECTION OF TWO DIRECTORS


               The Board of Directors of KCSI is divided into three classes. The members of each class serve staggered three year terms of office so that one class stands for election at each annual meeting of stockholders. The term of one of the current members of the Board of Directors expires at the Annual Meeting or when his successor is elected and qualified. The term of office for the directors elected at the Annual Meeting will
          expire  in  1999  or  when  their  successors  are  elected   and
          qualified.

               Two people have been nominated by management for election as directors. One of these nominees is presently a director of KCSI, both have indicated that they are willing and able to serve as directors if elected, and both have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.

               KCSI's Bylaws provide that from and after January 19, 1990, no person who has attained the age of 72 shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCSI's Certificate of Incorporation and Bylaws do not provide any other eligibility requirements for directors.

               As explained further under "General Information and Voting," nominees for Director are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

          NOMINEES FOR DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 1999

          JAMES E. BARNES, age 62, has been a director of KCSI since 1986. He is Chairman of the Board, President and Chief Executive Officer of MAPCO Inc., Tulsa, Oklahoma, and has served in this capacity since September 1995. He was Chairman of the Board and Chief Executive Officer from December 1991 to September 1995 and Chairman of the Board, President and Chief Executive Officer from May 1986 to December 1991. MAPCO owns, develops, produces and transports coal, petroleum and gas products. Mr. Barnes is also a director of BOK Financial Corporation, Tulsa, Oklahoma, SBC Communications Inc., San Antonio, Texas and MAPCO Inc., Tulsa, Oklahoma.

          JOSE F. SERRANO, age 55, is not a director or officer of KCSI. Since 1990, he has been Chairman and Chief Executive Officer of Transportacion Maritima Mexicana, S.A. de C.V. ("TMM"). TMM is the largest maritime shipping company in Mexico and one of the leading companies among the world's maritime carriers serving Mexican ports. TMM also transports cargo to other ports around the world and has trucking operations in Mexico. TMM and KCSI jointly own the Texas Mexican Railway Company ("Tex Mex") as a result of KCSI's purchase of 49 percent of the Tex Mex stock from TMM during 1995. TMM and KCSI have also agreed to form a joint venture to bid upon certain concessions to operate Mexico's railroad lines that may become available in connection with the anticipated privatization of such lines. In furtherance of joint operations, Mr. Serrano agreed to serve on the Board of KCSI, if elected, and Mr. Rowland has agreed to serve on the Board of TMM.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                         "FOR"
                        THE ELECTION OF MANAGEMENT'S NOMINEES

                                THE BOARD OF DIRECTORS

               The Board of Directors met eight times in 1995. It meets regularly to review significant developments affecting KCSI and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. All directors attended at least seventy-five percent of the meetings of the Board in 1995.

          DIRECTORS SERVING  UNTIL THE  ANNUAL MEETING  OF STOCKHOLDERS  IN
          1997

          MICHAEL G. FITT, age 64, has been a director of KCSI since August 1986. He was Chairman and Chief Executive Officer of Employers Reinsurance Corporation, Overland Park, Kansas, from 1980 through 1992 and President of that company from 1979 through 1991 and is now retired. Employers Reinsurance Corporation is a subsidiary of General Electric Capital Services, Inc. He is also a director of DST Systems, Inc., Kansas City, Missouri, NAC RE Corp.,
          Greenwich, Connecticut and Boatmen's National Bank of Kansas City, Kansas City, Missouri.

          MORTON I. SOSLAND, age 70, has been a director of KCSI since 1976. He has been Chairman of the Sosland Companies, Inc. (the "Sosland Companies"), Kansas City, Missouri, since January 1993 and was President from July 1968 through December 1992. The Sosland Companies are publishers and venture capital investors. He is also a director of Brown Group, Inc., St. Louis, Missouri and H & R Block, Inc., Kansas City, Missouri.

          MICHAEL R. HAVERTY, age 51, has been a director and Executive Vice President of KCSI and President and Chief Executive Officer of The Kansas City Southern Railway Company ("KCSR") since May
          1995. He previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of the Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991. He is also a director of Wisconsin Central Ltd. and Gateway Western Railroads.

          DIRECTORS SERVING  UNTIL THE  ANNUAL MEETING  OF STOCKHOLDERS  IN
          1998

          A. EDWARD ALLINSON, age 61, has been a director of KCSI since 1990. He has been an Executive Vice President of State Street Bank and Trust Company, Chairman of the Board of Directors of Boston Financial Data Services, Inc. ("BFDS") and Executive Vice President of State Street Boston Corporation since March 1990. He served as Chief Executive Officer of BFDS from March 1990 until August 1992. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. He is a director of DST Systems, Inc., Kansas City, Missouri.

          PAUL F. BALSER, age 54, has been a director of KCSI since 1990. He has been a Partner in Generation Partners, New York, New York since August 1995. Generation Partners is an investment firm specializing in privately negotiated equity and venture capital investments. He was a partner with Centre Partners, New York, New York from September 1986 through July 1995. He serves as a director of Carbide/Graphite Group, Inc., Pittsburgh, Pennsylvania and Scientific Games, Inc., Atlanta, Georgia.

          PAUL H. HENSON, age 70, has been a director and Chairman of the Board of KCSI since May 1990 and had previously served as a director of KCSI from 1966 through 1980. He serves as a director of Armco, Inc., Parsippany, New Jersey and Duke Power Company, Charlotte, North Carolina.

          LANDON H. ROWLAND, age 58, has been a director of KCSI since 1983. He has been President of KCSI since July 1983 and Chief
          Executive Officer of KCSI since January 1987, and he was Chief Operating Officer from July 1983 through December 1986. He has been Chairman of the Board of KCSR since May 1990 and a director of that Company since May 1982, and was Chairman of the Board and a director of DST Systems, Inc. from June 1983 to September 1995.
           He is also a director of Janus Capital Corporation and Berger Associates, Inc.

          INFORMATION ABOUT COMMITTEES OF THE BOARD OF DIRECTORS

               The Board of Directors has established the following standing committees: Executive Committee (which also nominates individuals to serve as directors of KCSI), Audit Committee, Compensation and Organization Committee and Finance and Strategy Committee. During 1995, there were five meetings of the Executive Committee, four meetings of the Audit Committee, seven meetings of the Compensation and Organization Committee, and one meeting of the Finance and Strategy Committee. All directors attended at least 75 percent of the total of all meetings of all committees on which they served during 1995, other than Mr. Henson, who attended five of the seven meetings of the
          Compensation and Organization Committee, and Mr. Fitt, who attended three of the five meetings of the Executive Committee.

          THE EXECUTIVE COMMITTEE

               The Executive Committee consists of KCSI's Chairman of the Board, its Chief Executive Officer and three outside directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board in the management of KCSI in all cases in which specific direction has not been reserved by the full Board.

               The   Executive  Committee   also  serves  as   the  Board's
          nominating committee and recommends to the Board suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board. The Chief Executive Officer is a non-voting member with respect to nomination activities. As a part of its nominating duties, the Executive Committee may meet with and consider suggestions from Board members, management, consultants and others in formulating its recommendations. The Executive Committee generally will consider director nominees recommended by stockholders. Stockholders should see "Stockholder Proposals" and "Other Matters" below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCSI stockholders.

               The  members  of the  Executive  Committee are:    A. Edward
          Allinson, Thomas S. Carter, Michael G. Fitt, Paul H. Henson and Landon H. Rowland.

          THE AUDIT COMMITTEE

               The Audit Committee consists of three outside directors elected by the Board of Directors to serve staggered three-year terms. The Audit Committee meets with and considers suggestions from members of management and KCSI's internal audit staff, as well as KCSI's independent accountants, concerning the financial operations of KCSI. The Audit Committee also reviews the audited financial statements of KCSI and considers and recommends the employment of and approves fee arrangements with independent accountants for audit functions and for advisory and other consulting services.

               The members of the Audit Committee are: A. Edward Allinson, Thomas S. Carter and Michael G. Fitt.

          THE COMPENSATION AND ORGANIZATION COMMITTEE

               The Compensation and Organization Committee (the "Compensation Committee") consists of outside directors elected by the Board to serve one-year terms. The Compensation Committee authorizes all salaries for KCSI and subsidiary company officers and supervisory employees (other than officers and supervisory employees of Janus Capital Corporation) at salary grade 35 and above (commencing at $95,200). The Committee also administers the incentive compensation plans of KCSI and KCSR and its subsidiaries in accordance with the terms of those plans and determines any incentive allowances made to their officers and staff. In addition, the committee administers KCSI's Employee Stock Purchase Plan under which eligible employees of KCSI and its subsidiaries and affiliates are permitted to subscribe to and purchase shares of KCSI Common Stock through payroll deductions.

               The Compensation Committee also has the authority to review the consolidated earnings of KCSI and to make recommendations to the Board concerning the allocation of funds to KCSI's Profit Sharing Plan. The Compensation Committee also reviews the results of the investment program of the Profit Sharing Plan and reports to the Board.

               The Compensation Committee acts as KCSI's stock option plan committee, and administers KCSI's stock option plans, other than the 1993 Directors' Stock Option Plan, in accordance with KCSI's Bylaws, the terms of the plans and the applicable laws. The Compensation Committee is also responsible for an annual update of succession plans and major organizational changes.

               The members  of the Compensation and  Organization Committee
          are:   Paul  F. Balser,  James E.  Barnes,  Thomas S.  Carter and
          Morton I. Sosland.

               The Committee's report on executive compensation is set forth in the section on Management Compensation.

          COMPENSATION AND ORGANIZATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               Thomas S. Carter, who was a member of the Compensation and Organization Committee during 1995, was an officer of KCSR and the Louisiana and Arkansas Railway Company, a subsidiary of KCSR, until his retirement in 1990.

               Until July 1995, Mr. Balser was a partner of Centre Partners which may be deemed to indirectly control over 83 percent of Jungle Jim's Playground, Inc. ("Jungle Jim's") and Mr. Balser is a director of Jungle Jim's. At December 31, 1995, Jungle Jim's was indebted to Southern Credit Corporation, a subsidiary of KCSI, for a total of $1,548,765. The indebtedness is evidenced by several notes at various fixed rates, which were determined at the time of borrowing, and is secured by certain equipment of Jungle Jim's. Jungle Jim's paid a total of $193,666 in interest to Southern Credit Corporation in 1995.

               Messrs. Balser and Carter hold limited partnership interests for themselves or members of their immediate family in certain limited partnerships of which a subsidiary of DST Systems, Inc. ("DST"), National Realty Partners, Inc. ("NRP"), serves as general partner (until November 1995, DST was a wholly owned subsidiary of KCSI). During 1995, management fees of $25,000 and $10,000 were paid to NRP by Elgin Investors, L.P. and Inwood Towers, L.P. ("Towers"), respectively. NRP and DST Realty, Inc. ("Realty"), a DST subsidiary, advanced $190,044 to another such limited partnership, Trails Investors, L.P. ("Trails"). At December 31, 1995, Trails was indebted to NRP and Realty in the amount of $1,203,804.

          THE FINANCE AND STRATEGY COMMITTEE

               The Finance and Strategy Committee consists of KCSI's Chairman of the Board and four outside directors elected by the Board to serve one-year terms. The Finance and Strategy Committee is responsible for reviewing financial plans, major capital investments, long-term strategic plans, and KCSI's acquisition and divestiture programs and making recommendations with regard to such reviews to the Board.

               The members of the Finance and Strategy Committee are:  Paul
          F. Balser, James E. Barnes, Michael G. Fitt, Paul H. Henson and Morton I. Sosland.

          COMPENSATION OF DIRECTORS

               Directors who are officers or employees of KCSI and its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. During 1995, directors, who were not officers or employees of KCSI and its subsidiaries or affiliates, received a $21,000 annual retainer, payable quarterly, and $2,000 plus expenses for each KCSI Board meeting attended or $1,000 for each telephonic Board meeting in which they participated. Such directors also received $1,000 plus expenses for each KCSI committee meeting attended, and each committee chairman received a $3,000 annual retainer fee. No fees were paid during 1995 to any director or officer for service on any Board of Directors of any subsidiary of KCSI other than Janus Capital Corporation.

               Directors of KCSI and certain subsidiaries are permitted to defer receipt of directors fees under unfunded directors' deferred fee plans adopted by the respective board of directors of each such corporation, and either to receive interest on such fees until they have been paid to them or, in the case of KCSI's directors, in lieu of receiving interest, to have earnings on their deferred fees determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Corporation. The rate of interest to be paid under the KCSI and KCSR plans is set at the prime rate of a certain national bank less one percent. Distributions under the plans are allowed in certain instances as approved by the respective Boards of Directors. The KCSI and KCSR deferred fee plans also allow the respective directors to elect to receive deferred amounts in installments payable over several years.

               Pursuant to the terms of the KCSI Directors' Retirement Plan, any director of KCSI who has served five years as a director without simultaneously being employed by KCSI or any of its subsidiaries, is eligible to receive benefits under the Plan. The Retirement Plan provides that, following retirement, eligible directors will receive a monthly benefit payment equal to one-twelfth of a percentage, varying from 40 percent to 55 percent depending upon the number of years of service, of the average monthly directors' fee paid the directors for Board and committee service during the 36 month period immediately preceding retirement. Directors serving five to eight years will receive benefits at a 40 percent level and directors serving from nine to fifteen years will receive benefits at a 50 percent level for a period equal to the number of months served, whereas directors serving over fifteen years will receive benefits at a 55 percent level until their death. The Retirement Plan also allows directors to choose a reduced benefit payable until the death of both the retired director and his spouse, and allows KCSI to convert retirement benefits to an annuity payable over a number of years.

          CHANGES TO COMPENSATION OF DIRECTORS

               In February 1996, the Board of Directors unanimously approved changes to the compensation of KCSI's outside directors in order to implement the same strategy used to compensate KCSI's executive officers. The revised compensation package, which is to be effective as of the Annual Meeting, is as follows.

               No retainers will be paid for Board membership or for service as a Chair of a committee.

               Fees for attendance at a Board meeting will be $4,000 per meeting ($2,000 for participation by telephone).

               Fees for attendance at a Committee meeting will be $2,000 per meeting ($1,000 for participation by telephone). The Chair of the Committee will receive an extra $500 for each Committee meeting.

               Directors will receive options to buy 3,000 shares of KCSI stock at the time of each annual meeting, plus a one-time grant of an option to purchase 6,000 shares of KCSI stock when a Director first joins the Board.

               The Directors Retirement Plan will be frozen and there will be no retirement benefit for new Directors. The present value of accrued benefits under the existing Retirement Plan for those Directors who will continue service on the Board following the Annual Meeting will be transferred to separate accounts in the Directors' Deferred Fee Plan and earn a return based upon a hypothetical investment in KCSI Common Stock.

          CURRENT COMPENSATION COMPARED TO REVISED COMPENSATION

               The following table shows all components of director compensation and compares the current director compensation packages with the revised packages, assuming stockholders approve the amendment to the 1991 Stock Option and Performance Award Plan reinstating automatic grants to the outside directors.

                  Compensation        Current            Revised

           Annual Board Retainer -
             Cash Component           $21,000            None
             Stock Component -
             Options For              4,000 shares<F1>   3,000 shares<F2>


           Board Meeting Attendance
           Fee -
             In Person                $ 2,000<F3>        $4,000<F3>
             By Telephone             $ 1,000            $2,000

           Annual Committee Chairman
             Retainer                 $ 3,000            None

           Committee Meeting
           Attendance Fee -
             In Person                $ 1,000            $2,000<F3><F4>
             By Telephone             $ 1,000            $1,000

           Service on Subsidiary      None               None
           Boards
           Retirement Plan            See above<F5>      None<F6>

           Deferred Fee Plan          See above<F5>      No Change

          <F1>
          Options to purchase shares of Common Stock granted automatically at the annual meeting of stockholders under 1993 Directors' Stock Option Plan in 1995. No more automatic grants are provided for in that plan after the 1995 grant.

          <F2>
          Options to purchase shares of Common Stock granted automatically at the annual meeting of stockholders. Amount shown does not reflect one time grant for new members of the Board of an option to purchase 6,000 shares of Common Stock. These options are granted at market price on date of grant. The terms of these options are discussed in more detail under Proposal (3) in this Proxy Statement.

          <F3>
          Plus expenses.

          <F4>
          The Chair of the committee will receive an extra $500 for each committee meeting.

          <F5>
          The Directors' Retirement Plan and Directors Deferred Fee Plan are discussed under the heading "Compensation of Directors" above.

          <F6>
          Existing balances will remain in the plan as explained above under the heading "Compensation of Directors."

            BACKGROUND OF AMENDMENTS TO KCSI'S RESTATED 1991 STOCK OPTION
                      AND PERFORMANCE AWARD PLAN, AS AMENDED AND
                                   RESTATED IN 1996

               In 1996, the Board of Directors adopted certain amendments to and restated KCSI's 1991 Stock Option and Performance Award Plan, as amended and restated in 1993 (the "1991 Plan"), subject to stockholder approval as required under the Plan. The Board is, therefore, seeking stockholder approval of certain of the changes to the 1991 Plan as set forth in the proposals below. The implementation of any of the amendments to the 1991 Plan proposed herein that are subject to stockholder approval is not contingent upon stockholder approval of any of the other such amendments.

               Each of the amendments for which stockholder approval is sought is explained further below. Following that is a summary of the 1991 Plan as amended and restated in 1996. This discussion of the 1991 Plan is qualified in its entirety by reference to the complete 1991 Plan, a copy of which is attached hereto as Appendix A.

               The Board is submitting the proposals concerning the 1991 Plan to stockholders for their approval in order to comply with
          Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), Section 422 of the Code and
          Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"). Under Section 162(m), public companies cannot deduct for federal income tax purposes annual compensation (which includes compensation arising from the exercise of stock options or other awards under the 1991 Plan), in excess of $1 million if that compensation is paid to any of its officers whose compensation is reported in the company's proxy statement. However, compensation that is paid pursuant to the terms of a plan or other arrangement that is "performanced based" in accordance with the requirements of Section 162(m) is not subject to the $1 million limitation which, among other things, requires stockholder approval of the plan. KCSI could incur compensation expense in connection with awards granted under the 1991 Plan.
          Section 422 of the Code requires stockholder approval of certain amendments of a plan under which incentive stock options ("ISO's") may be issued in order to preserve the federal income tax treatment of the ISO's.

               The Board is submitting the amendments to the 1991 Plan for stockholder approval in accordance with Section 16(b) so that the granting of awards under the 1991 Plan will not subject certain plan participants to potential forfeiture of all or a portion of such awards or other assets of the participant. Such awards under the 1991 Plan can be exempt from Section 16(b) if the plan complies with Section 16(b), which, among other things, also requires that the plan be approved by the KCSI's stockholders. KCSI believes that the Plan meets the other requirements of Sections 162(m) and 422 of the Code and Section 16(b).

            PROPOSAL (2) - APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER KCSI'S AMENDED AND RESTATED 1991
                       STOCK OPTION AND PERFORMANCE AWARD PLAN

               At KCSI's 1993 Annual Meeting of Stockholders, stockholders approved a 3,400,000 share increase in the number of shares of Common Stock that were authorized for issuance in connection with awards under the 1991 Stock Option and Performance Award Plan (the "1991 Plan") to a total of 7,400,000 shares (after taking into account the 2 for 1 stock dividends in 1992 and 1993). To date, awards have been issued for 4,326,544 of the total shares authorized for issuance under the 1991 Plan.

               The Board has approved an amendment, subject to stockholder approval, to increase the number of authorized shares by one million. Based on the closing price of the Common Stock on March 19, 1996 of $47 1/4, the aggregate market value of the one million shares to be renewed under the 1991 Plan is $47,250,000. If approved, the 1991 Plan, as amended and restated, would provide for the availability of a total of 8,400,000 shares of Common Stock for the granting of options, stock appreciation rights, limited rights, performance shares, performance units, dividend equivalents, or any other right, interest or option relating to shares of Common Stock granted pursuant to the provisions of the Plan (collectively "Awards") to certain eligible employees ("Participants") and Outside Directors (as defined in the 1991 Plan). Therefore, the maximum number of authorized shares that could be issued in the future in connection with awards under the 1991 Plan, if the amendment is approved by the stockholders, would be 4,073,456 shares (not including forfeitures, if any), representing approximately 10.6 percent of KCSI's common stock outstanding on the record date.

               Beginning in 1991, KCSI determined to shift the emphasis of its incentive compensation practices to stock-based awards in lieu of cash payments. Although KCSI will continue to award cash payments as incentive compensation to certain groups of employees, the Board anticipates that senior management's incentive compensation will include a larger component of stock option grants and other stock-based awards. Since the ultimate value of such awards will necessarily be determined by KCSI's performance, KCSI believes that stock-based awards provide more incentive for management to enhance KCSI's value to its stockholders. In addition, the shift in emphasis is intended to encourage management to acquire a more significant percent of ownership of KCSI. By increasing the number of shares available for grants under the 1991 Plan, KCSI and the Compensation and Organization Committee will have more flexibility in granting such awards.

               As explained further under "General Information and Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

                      YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR"
                              APPROVAL OF THE AMENDMENT
               TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
            UNDER KCSI'S RESTATED 1991 STOCK OPTION AND PERFORMANCE AWARD
          PLAN

              PROPOSAL (3) - APPROVAL OF THE REINSTATEMENT OF AUTOMATIC
                               GRANTS OF STOCK OPTIONS
                             TO KCSI'S OUTSIDE DIRECTORS
                     UNDER KCSI'S RESTATED 1991 STOCK OPTION AND
                                PERFORMANCE AWARD PLAN

               The 1991 Plan, as originally adopted, provided for an automatic grant to each Outside Director (as defined in the 1991
          Plan) on the date of the annual meeting of stockholders of an option to purchase 8,000 shares of Common Stock. Those automatic grants were eliminated in 1993 because KCSI stockholders approved a separate stock option plan (the "1993 Directors' Plan") for KCSI's Outside Directors (as defined in the 1993 Directors'
          Plan), which also provided for an automatic grant to each Outside Director on the date of the annual meeting of stockholders held in 1993, 1994 and 1995 of an option to purchase 4,000 shares of Common Stock. Since KCSI's 1995 annual meeting of stockholders, no additional stock options have been automatically granted under the terms of the 1993 Directors' Plan. Nonetheless, the options that are outstanding under that plan will remain outstanding and such options are or will become exercisable or will terminate in accordance with the terms of the 1993 Directors' Plan and the related award agreements.

               Consistent with the foregoing and the Board's and the Compensation and Organization Committee's overall strategy of emphasizing stock based incentive compensation for KCSI's senior management, the Board has amended the 1991 Plan, subject to stockholder approval, to provide that, after February 26, 1996, at the time an Outside Director first becomes a member of the Board the Outside Director shall automatically be granted an option to purchase 6,000 shares of KCSI's Common Stock. On the date each annual stockholders' meeting of KCSI is actually held in each of the ten years beginning in 1996, each Outside Director shall automatically be granted an option to purchase 3,000 shares; provided, however, that an Outside Director shall not be granted any such option if he will not continue to serve as an Outside Director immediately following such stockholders' meeting. An Outside Director who first takes a position on the Board at the annual stockholders' meeting, will be entitled to receive a 6,000 share initial service option plus the 3,000 share option granted at that stockholders' meeting to each Outside Director. All such options shall be non-qualified stock options. The price at which each share covered by such options may be purchased shall be one hundred percent (100%) of the fair market value of a share (as defined in the 1991 Plan) on the date the option is granted.

               Subject to certain limited exceptions, an option granted to an Outside Director will become exercisable only after one year from the date of grant of the option, and no option shall be exercisable more than ten (10) years after the date of grant. Options may be exercised by an Outside Director during the period he remains an Outside Director and for a period of five years after ceasing to be a member of the Board by reason of death or retirement (as defined in the 1991 Plan), or for a period of one
          (1) year after ceasing to be a member of the Board for reasons other than retirement or death. Only those options exercisable at the date the Outside Director ceases to be a member of the Board shall remain exercisable and in no event shall the options be exercisable more than ten (10) years after the date of grant. All Options generally will become immediately exercisable in the event of a Change in Control (as defined in the 1991 Plan).

               The options granted to Outside Directors will have certain other terms and conditions as set forth in the 1991 Plan attached hereto as Appendix A.

               As explained further under "General Information and Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

                      YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR"
                  APPROVAL OF THE REINSTATEMENT OF AUTOMATIC GRANTS
                                 OF STOCK OPTIONS TO
                               KCSI'S OUTSIDE DIRECTORS

                         PROPOSAL (4) - APPROVAL OF EXTENSION
                 OF THE TERM OF KCSI'S RESTATED 1991 STOCK OPTION AND
                   PERFORMANCE AWARD PLAN THROUGH FEBRUARY 25, 2006

               The 1991 Plan, as originally adopted, provided that no additional Awards (as defined in the 1991 Plan) may be granted after May 31, 1996, but that any Award theretofore granted may extend beyond that date. The Board has amended that provision, subject to stockholder approval, to extend the term of the 1991 Plan through February 25, 2006, which is ten years from the date the Board approved the amended and restated 1991 Plan. The Board extended the term of the Plan in order for the Compensation and Organization Committee (the "Committee") to have available stock related Awards to further the compensation philosophy of KCSI as discussed in the Committee's Report on Executive Compensation set forth elsewhere herein. The extension also avoids the increase in certain expenses associated with the adoption of a new plan. The amendment will not affect the terms of any awards currently outstanding.

               As explained further under "General Information and Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

                      YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR"
              EXTENSION OF THE TERM OF KCSI'S RESTATED 1991 STOCK OPTION
                              AND PERFORMANCE AWARD PLAN

                PROPOSAL (5) - APPROVAL OF THE CHANGE IN THE VESTING
                       PROVISIONS OF KCSI'S RESTATED 1991 STOCK
                          OPTION AND PERFORMANCE AWARD PLAN

               Under the express terms of the 1991 Plan, as originally enacted, all options granted under Section 6 could not be exercisable during the first year following their grant (other than in the case of a change of control). The Board has eliminated that requirement in the 1991 Plan as amended and restated in 1996 for outstanding options and for options that may be granted in the future. The purpose of the change was to give the Compensation and Organization Committee greater flexibility in setting the terms of the options granted to participants in the 1991 Plan.

               As explained further under "General Information and Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

                      YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR"
                   APPROVAL OF THE CHANGE IN THE VESTING PROVISIONS
                            OF KCSI'S RESTATED 1991 STOCK
                          OPTION AND PERFORMANCE AWARD PLAN

                PROPOSAL (6) - APPROVAL OF KCSI'S RESTATED 1991 STOCK
                    OPTION AND PERFORMANCE AWARD PLAN FOR PURPOSES
               OF SECTIONS 162(M) AND 422 OF THE INTERNAL REVENUE CODE

               The Internal Revenue Code was amended, effective in 1994, to add Section 162(m), which limits the deduction for federal income tax purposes by publicly held corporations of compensation in excess of $1 million dollars paid to the executive officers listed in the corporation's summary compensation table, unless such excess compensation is "performance based" (as defined) or the compensation expense arises from a plan or agreement in effect on or prior to February 17, 1993 that has not been materially modified. The Internal Revenue Service issued final rules interpreting Section 162(m) in December 1995. One of the requirements of Section 162(m) is that any plan must be approved by the Company's stockholders in order for the compensation paid under such plan to be "performanced based."

               Section 422 of the Code requires stockholder approval of certain amendments of a plan under which incentive stock options ("ISO's") may be issued in order to preserve the federal income tax treatment of the ISO's. The Board is, therefore, soliciting approval of the stockholders of the Restated 1991 Stock Option and Performance Award Plan. The Summary of the 1991 Plan is set forth below.

               As explained further under "General Information and Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

                    YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE
                  APPROVAL OF KCSI'S RESTATED 1991 STOCK OPTION AND
                       PERFORMANCE AWARD PLAN FOR PURPOSES OF
                 SECTIONS 162(M) AND 422 OF THE INTERNAL REVENUE CODE

                     SUMMARY OF KCSI'S RESTATED 1991 STOCK OPTION
                             AND PERFORMANCE AWARD PLAN,
                           AS AMENDED AND RESTATED IN 1996

               The following summary of the 1991 Plan, as amended and restated in 1996, is qualified, in its entirety, by reference to the copy of the 1991 Plan attached as Appendix A to this Proxy Statement.

               The purposes of  the 1991 Plan are to  generate an increased incentive for employees of KCSI to contribute to its future success, to secure for KCSI and its stockholders the benefits inherent in equity ownership by employees of KCSI, to enhance the ability of KCSI and its affiliates to attract and retain exceptionally qualified employees upon whom, in large measure, the sustained progress, growth and profitability of KCSI depend, to more closely align the interests of KCSI's employees, management and stockholders, and to motivate employees of KCSI to enhance the value of KCSI for the benefit of all its stockholders. There are approximately 580 employees and Outside Directors eligible for participation in the 1991 Plan.

               Under  the 1991 Plan,  Participants (other than  the Outside
          Directors) may receive either incentive stock options, non-qualified stock options or a combination thereof. The option exercise price must be at least equal to the fair market value of the underlying shares on the date of the grant. A stock appreciation right may be granted to Participants either alone or in addition to other Awards granted under the 1991 Plan and need not relate to a specific option granted. Subject to the terms of the 1991 Plan, a Participant receiving a stock appreciation right shall have the right to receive upon exercise thereof, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise, or at any time during a specified period before or after the date of exercise as determined by the Compensation and Organization Committee (the "Committee"), over the grant price of the right as specified by the Committee, which shall not be less than the fair market value of one share of Common Stock on the date of grant of the right, multiplied by the number of shares of Common Stock as to which the Participant is exercising the right. Limited rights, however, may be granted to Participants only with respect to an option granted under the 1991 Plan. Subject to the terms of the 1991 Plan, a Participant receiving a limited right granted under the 1991 Plan shall have the right to receive upon exercise thereof, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise or, if greater, and only with respect to any limited right related to an option other than an incentive stock option, the highest price per share of Common Stock paid in connection with any change in control of KCSI, over the option price of the related option, multiplied by the number of shares of Common Stock as to which the recipient is exercising the right. However, no Participant may be granted in any one year, options, limited rights or stock appreciation rights that together with all other such Awards exceeds 500,000 shares. Performance Awards under the 1991 Plan may be paid in cash, shares of Common Stock, other property or any combination thereof, in the sole discretion of the Committee at the time of payment.

               Under the 1991 Plan, when an Outside Director first takes a position on the Board, such Outside Director shall automatically receive an option to purchase 6,000 shares of Common Stock, and on the date of each annual meeting of KCSI's stockholders, each Outside Director shall automatically be granted an option to purchase 3,000 shares of Common Stock if such Outside Director will continue to serve in such capacity immediately following such annual stockholders meeting. Except as otherwise set forth in the 1991 Plan, all shares of Common Stock subject to an option granted to an Outside Director shall become exercisable only after one year from the date of grant; provided, however, all such options shall immediately become exercisable in the event of a change in control of KCSI subject to certain restrictions under the federal securities laws.

               Except for the options granted to the Outside Directors, the Committee will administer the 1991 Plan, designate the recipient of Awards, the type or types of Awards to be granted to each such recipient, the term of such Awards, the consideration to be received by KCSI for such Awards and the number of shares subject to such Awards. All determinations of the Committee shall be made by a majority of its members. The Committee may not grant Awards under the 1991 Plan after February 25, 2006. The term of Awards granted under the 1991 Plan may be set at any length the Committee determines and may extend beyond February 25, 2006; however, the term of any options granted to the Outside Directors in stock options or other Awards related thereto may not extend beyond ten years from the date of grant.

               In the event of a change of control of KCSI, Awards will be automatically accelerated and all performance Awards standards shall be deemed satisfactorily completed without any action required by the Committee so that such Award may be exercised or realized in full on or before a date fixed by the Committee subject to certain restrictions under the federal securities laws. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of KCSI.

               The Board may amend, suspend or discontinue the 1991 Plan, but no such action that would impair the rights of a holder of an Award can be made without such holder's consent, and no amendment of the 1991 Plan is effective unless approved by stockholders to the extent required by Section 16(b) and Section 162(m) if that amendment would: (i) materially increase the total number of shares available for awards under the plan; (ii) materially increase benefits accruing to participants under the 1991 Plan;
          (iii) materially modify the requirements as to eligibility for participation in the 1991 Plan; (iv) change in any way options that may be granted to Outside Directors (other than reduce the number of shares for which an option that is to be automatically granted is exercisable); or (v) be required in order for the 1991 Plan to continue to comply with Section 162(m). Amendments to the 1991 Plan provisions concerning the timing of grants, and the number and exercise price of options for Outside Directors, may not be made more frequently than every six months except to comport to changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or regulations thereunder. The Committee, however, has authority (but is not required), in the case of changes affecting the securities of KCSI or other unusual events (as the Committee determines), to make certain adjustments in the 1991 Plan or in Awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1991 Plan.

               New Plan Benefits. KCSI cannot determine the number of Awards that will be granted under the 1991 Plan, as amended and restated in 1996 (the "Plan"), to the executive officers named in the Summary Compensation Table herein, the executive officers as a group, and employees who are not executive officers as a group. Under the terms of the Plan, the number of Awards to be granted is within the discretion of the Committee. KCSI also cannot determine the number of options to be granted under the Plan to the non-employee directors as a group because such number is dependent upon how long such directors remain on the Board and whether any new directors are appointed or elected to the Board. Therefore, assuming the Committee did not exercise its discretion to grant Awards, that Awards which would have been automatically granted under the Plan if it had been in effect in 1995 would have been as follows.


                                  NEW PLAN BENEFITS

                  Name and Position        Number of Options

           Paul H. Henson                  -0-
           Chairman of the Board
           Landon H. Rowland               -0-
           President and Chief Executive
           Officer

           Michael R. Haverty              -0-
           Executive Vice President

           Thomas H. Bailey                -0-
           Chairman of the Board, Chief
           Executive Officer of Janus
           Capital Corporation

           Joseph D. Monello               -0-
           Vice President and Chief
           Financial Officer

           Thomas A. McDonnell             -0-

           George W. Edwards, Jr.          -0-
           Executive Officers as a Group   -0-

           Non-Employee Director Group (6  18,000
           persons)

           Non-Executive Officer Employee  -0-
           Group

               Under the 1991 Plan, before amendment and restatement in 1996, the following options (together with related limited rights) for the purchase of Common Stock have been granted at various times since the approval of the 1991 Plan by KCSI's stockholders in 1991 to the following individuals and groups. The exercise price of the options was set at the fair market value (as defined in the 1991 Plan) of KCSI Common Stock at the date of the grant and other terms of the options (including the expiration date and other material conditions to exercise) were set by the Committee in accordance with the terms of the 1991 Plan. The options were granted in consideration of the recipient service to KCSI. No options or other Awards have been granted to the current nominee for director or the associates of the Outside Directors, the named executive officers or the nominee, and no other Awards have been granted under the 1991 Plan. Some of these options have been exercised.




           Name and Position               Number of Options
           Paul H. Henson                  -0-
           Chairman of the Board

           Landon H. Rowland               648,000
           President and Chief Executive
           Officer

           Michael R. Haverty              295,000
           Executive Vice President
           Thomas H. Bailey                -0-
           Chairman of the Board, Chief
           Executive Officer of Janus
           Capital Corporation

           Joseph D. Monello               127,904
           Vice President and Chief
           Financial Officer

           Thomas A. McDonnell             660,000

           George W. Edwards, Jr.          648,000
           Current Executive Officers as   1,325,164
           a Group (17 persons)

           Current Non-Employee Director   48,000
           Group (6 persons)

           Current Non-Executive Officer   1,721,080
           Employee Group

          FEDERAL INCOME TAX CONSEQUENCES OF THE 1991 PLAN

               The following summary discussion is based on the federal income tax laws in effect as of the date hereof. The summary is not intended to constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.

               An optionee who is granted a non-qualified stock option under the plan generally will not recognize taxable income at the time the option is granted. Upon exercise of the non-qualified stock option to acquire unrestricted shares, the optionee generally will be taxed at ordinary income tax rates on an amount equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. If the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934 and a sale of the shares acquired would subject the optionee to a suit for profits under Section 16(b), special tax rules may apply.

               KCSI will receive a deduction  with respect to the  exercise of a non-qualified stock option in the taxable year within which the optionee recognizes the corresponding taxable income (assuming KCSI complies with tax reporting requirements and the total compensation paid to the optionee in such taxable year is reasonable, subject to any restrictions imposed by Section 162(m) of the Code). The optionee's basis in the shares acquired for cash upon exercise of a non-qualified stock option will be equal to the option price plus the amount of ordinary income recognized by the optionee on such exercise. Upon subsequent disposition of the shares, the optionee will realize long-term or short-term capital gain or loss depending on the applicable holding period, providing the optionee holds the shares as a capital asset. A capital gain or loss is long-term if the optionee holds the stock for more than one year and short-term if the optionee holds the stock for one year or less.

               Under current rulings of the Internal Revenue Service (the "IRS"), an optionee who pays the exercise price upon exercise of a non-qualified stock option with Common Stock does not recognize gain or loss with respect to the disposition of the shares transferred in payment of the option price. However, the optionee normally will recognize ordinary income upon the exercise of a non-qualified option in the manner discussed above. An optionee's basis in the number of shares received that is equal to the number of shares surrendered will be the same as the optionee's basis in the surrendered shares; the optionee's basis in any additional shares received will be equal to the amount of income the optionee recognizes upon exercise of the option.

               An optionee who is granted an incentive stock option under the plan will not recognize taxable income at the time the option is granted or at the time the option is exercised. The optionee's basis in the shares acquired for cash upon exercise of an incentive stock option will be equal to the option price. However, the exercise of an incentive stock option will be an adjustment for purposes of the alternative minimum tax. For alternative minimum tax purposes, the exercise of an incentive stock option generally is treated the same way as the exercise of a non-qualified stock option.

               If an optionee disposes of shares acquired pursuant to the exercise of an incentive stock option prior to meeting the required holding period (i.e., the disposition occurs within two years from the date of grant or one year from the date the shares were transferred to the optionee), the difference between the fair market value of the shares at the time of exercise (or the amount realized on disposition, if lower) and the option price will be taxable to the optionee as ordinary income and, assuming compliance by KCSI with tax reporting requirements and that the total compensation to such optionee is reasonable, deductible as compensation by KCSI in the year in which such disposition occurs (subject to any restrictions imposed by Section 162(m) of the Code). The balance of any gain, or any loss on such disposition, will be treated as capital gain or loss, provided the optionee holds the shares as a capital asset. If an optionee disposes of the shares after the required holding period, the optionee would realize long-term capital gain or loss (provided the optionee holds the shares as a capital asset), and KCSI would not be entitled to any income tax deduction either on the date of grant, the date of exercise or the date of disposition of the shares. A capital gain or loss is long-term if the optionee holds the stock for more than one year and short-term if the optionee holds the stock for one year or less.

               Under current rulings of the IRS, an optionee who pays the exercise price with common stock upon exercise of an incentive stock option, will not recognize gain or loss with respect to the shares of stock transferred in payment of the option price. The optionee's basis in the number of shares of stock received equal to the number of shares surrendered will be the same as the optionee's basis in the surrendered shares. The optionee's basis in any additional shares of stock received will be zero.

               If, however, an optionee exercises an incentive stock option by transferring shares of Common Stock acquired pursuant to the exercise of an option under an incentive stock option plan or other statutory stock option plan and the applicable holding period requirements are not met before the transfer, the transfer of such shares will be a "disposition" resulting in the recognition of taxable income to the optionee to the same extent as if the optionee had sold the transferred shares on the date of the transfer.

               Generally, a participant who is granted a Stock Appreciation Right, Performance Award or other Awards will be taxed in accordance with Section 83 of the Code. The tax consequences applicable to any such award depend upon the particular terms and conditions of such awards.

               Generally,  Section  83 of  the  Code provides  that  if the property  received  is  not  subject  to  a  substantial risk  of forfeiture, the transfer of property to a participant in connection with the performance of services will be taxable at the time of transfer. If the property is subject to a substantial risk of forfeiture at the time of transfer, the transfer will not be taxable until the property is not subject to a substantial risk of forfeiture. The participant will be taxed on the fair market value of the property (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the first time the property is not subject to a substantial risk of forfeiture over the amount (if any) paid for the property. KCSI will receive a deduction in the taxable year within which a participant recognizes the corresponding taxable income assuming KCSI complies with tax reporting requirements and the total compensation paid to the participant in such taxable year was reasonable (subject to any restrictions imposed by Section 162(m) of the Code).

               Although property is subject to a substantial risk of forfeiture, a participant may elect under Section 83(b) of the Code to pay tax at the time of the transfer of the property to the participant, but the value of the property is not reduced by reason of the substantial risk of forfeiture, and no tax deduction is allowed if the property is subsequently forfeited. Any election under Section 83(b) must be made not later than thirty days after the date of the transfer of the property to the participant.

                PROPOSAL (7) - RATIFICATION OF THE BOARD OF DIRECTORS'
                         SELECTION OF INDEPENDENT ACCOUNTANTS

               The Audit Committee has recommended, and the Board of Directors has selected, the firm of Price Waterhouse LLP as independent accountants to examine the consolidated financial statements of KCSI for the year 1996. No relationship exists between KCSI and Price Waterhouse LLP other than that of independent accountant and client.

               Price Waterhouse LLP served as KCSI's independent accountants for 1995. As such, Price Waterhouse LLP performed professional services in connection with the examination of the consolidated financial statements of KCSI. Such services included examinations of the consolidated financial statements of KCSI and of the financial statements of various subsidiaries and review of reports filed with the Securities and Exchange
          Commission. In addition, Price Waterhouse LLP provided consulting services to KCSI and certain of its subsidiaries during 1995.

               One or more representatives of Price Waterhouse LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if desired and to respond to appropriate questions by stockholders.

               As explained further under "General Information and Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

                      YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR"
                       RATIFICATION OF THE BOARD OF DIRECTORS'
                          SELECTION OF PRICE WATERHOUSE LLP

                               MANAGEMENT COMPENSATION


          COMPENSATION  AND  ORGANIZATION  COMMITTEE  REPORT  ON  EXECUTIVE
          COMPENSATION

          Introduction

               The Board of Directors believes that increasing the value of KCSI to its stockholders is the Board's most important objective. The Board has charged the Compensation and Organization Committee (the "Committee") with the responsibility of designing compensation packages for KCSI's executives, other than Mr. Bailey, that are consistent with that objective while still allowing KCSI to attract and retain exceptionally qualified executives upon whom, in large measure, the sustained progress, growth and profitability of KCSI depends. So that this responsibility may be impartially administered, the Board requires that the Committee consist of directors who are not officers of or otherwise employed by KCSI and who are not eligible to participate in any discretionary part of the compensation plans administered by the Committee. To assist the Committee with its responsibilities, the Committee has, from time to time, utilized and intends in the future to utilize the expertise of independent compensation consultants.

               The Committee designs and administers the executives' compensation packages based on the principles that executive compensation packages should be structured to provide fair, reasonable and competitive base salaries and to provide the opportunity to earn additional compensation if the stockholders of KCSI experience long-term changes in the value of their stock. The Committee believes that the best approach to promoting the financial success of KCSI is to strive to align the interests of KCSI's executives with its stockholders and that this is best done through a compensation strategy that links the executives' compensation with changes in stockholders' value and emphasizes long-term stock ownership. The Committee also believes that the executives of KCSI should have a significant equity interest in KCSI, but that the executives should only have the opportunity to acquire that interest from KCSI after its stockholders have experienced an increase in the value of their investment in KCSI. In determining the amount of stock incentives to be awarded to an executive, the Committee may also consider previous awards, whether the executive has exercised (to the extent possible) options previously awarded and whether the shares of KCSI Common Stock acquired thereby or shares of restricted stock previously awarded have been retained.

               The Committee has been implementing the strategy of emphasizing long-term stock ownership during the past several years by restructuring the executives' compensation packages to reduce the proportion of short-term cash compensation and increase the proportion of long-term compensation tied to improvements in KCSI's earnings and financial position, which the Committee believes should ultimately be reflected in the value of KCSI's stock.

               The executives' compensation packages, other than certain of the highest level executives, consisted of three components: base salary, annual cash incentives and stock compensation. The level of the base salaries was set annually generally at the median of the range of salaries that were shown in surveys that were reviewed by the Committee, but the Committee annually adjusted the salaries as a result of an individual's performance, level of responsibility and experience as well as business results and general economic factors. The annual cash incentive program utilized a system of corporate and personal minimum, target and maximum goals, which if met, would result in cash payments equal to a percentage of the executive's base salary. The percentage, which was tied to the executive's salary grade, varied depending on which goals were met. The stock compensation consisted of primarily stock options and restricted stock.

               The Committee implemented its strategy differently with respect to the compensation of KCSI's Chief Executive Officer and the Chief Executive Officers of KCSR and DST Systems, Inc. For those executives, salaries were frozen for a three-year period, there was no participation in the annual cash incentive program and they were granted stock options that only became exercisable if KCSI's stock price reached certain threshold levels and remained at or above those levels for thirty consecutive trading days or if the executive remained employed with KCSI for a prescribed period.

               In each instance, the number of stock related awards was based upon a competitive total compensation target for the particular executive as indicated in the surveys utilized by the Committee. Through the application of option pricing models and other valuation analysis provided by the compensation consultants, the Committee determined the number of stock related awards. Each of these components of the prior compensation strategy is discussed further in the Committee's prior reports on executive compensation, and stockholders should refer to those reports for further information.

               Mr. Bailey's compensation for 1995 was determined by Janus Capital Corporation's management committee, with the assistance of an outside compensation consultant. The Board of Directors of Janus Capital Corporation ratifies salary determinations of the management committee.

          1995 REVISION OF EXECUTIVES' COMPENSATION PACKAGES

               At the end of 1995, the Committee further restructured the executives' compensation packages. In this restructuring, the Committee increased the emphasis on stock ownership by expanding the use of the compensation package structure that was previously used only in connection with the Chief Executive Officer and the Chief Executive Officers of KCSR and DST Systems, Inc. to cover a group consisting of the 28 highest level executives. Effective January 1996, for those officers, as well as the Chief Executive Officer of KCSR (DST Systems, Inc. is no longer a wholly owned subsidiary), the compensation packages have been limited for a three-year period to a fixed base salary and stock compensation. The result is that a significant portion of these compensation packages is based upon at-risk components.

               The Committee has designed these packages to result in total compensation for the executives above competitive levels for superior stockholder returns and below competitive levels for average or lesser returns. The Committee utilized several surveys in developing these compensation packages. The surveys were prepared or otherwise obtained by outside compensation consultants retained by the Committee and focused on U. S. based companies of similar revenue size as well as companies in the U.S. railroad industry. While some of the surveys included companies that make up the Dow Jones Transportation Average peer group (which is the industry group used for comparing share investment performance in the Stock Performance Graph below) other companies were included in the surveys because the Committee believes the compensation practices of a broader group of companies is more relevant and more accurately reflects the market for executive talent. The economic performance of the companies analyzed in the compensation surveys was not considered in connection with determining the competitive ranges of base salary and total compensation for KCSI executives. Each of the components of the compensation packages is discussed further below.

          COMPENSATION PACKAGE COMPONENTS

               Base Salary. The Committee determines the level of base salaries for all of the executives, other than Mr. Rowland, based on competitive market practices and individual contribution and performance. No weighting was given any of these factors by the Committee. Based upon the compensation surveys, the Committee was able to determine the competitive range of base salaries for 1995 for a particular position. The Committee targeted the seventy-fifth percentile of the range for setting base salary levels for the executives, but adjusted the salaries as a result of an individual's performance, level of responsibility and
          experience.   The  Committee chose  such  levels based  upon  its
          overall strategy of compensating such executives primarily through stock-based incentives and based upon the fact that the salaries are fixed for the three-year term of the agreements with the executives.

               Stock  Compensation.  The  key component of  the Committee's strategy is to make stock incentives a significant portion of the executive's compensation package. Generally, the number of options that an executive was awarded is tied to the compensation targets for that individual during the period covered by the grant. The compensation targets for a particular individual were based upon the competitive range of total compensation indicated in the surveys utilized, adjusted for the individual's performance and experience. No weighting was given to any of these factors by the Committee. Through the application of option pricing models and other valuation analysis to data concerning stock incentives in the compensation surveys (see the discussion under Base Salary above), the Committee was able to determine a range of numbers of stock incentives to be awarded. The Committee also considered the risk adjusted present value of annual cash incentives that these executives would have been eligible to earn over the three-year term of their employment agreements had they participated in such programs. The Committee did consider the number of stock incentives previously awarded by KCSI in establishing the total compensation targets.

               In  addition, the options awarded were structured to require substantial appreciation in the market price of KCSI Common Stock in order for the total compensation of the executives to equal or exceed the estimated amount of total compensation that they would have received under the prior compensation structure. To provide additional incentives to the executives, the Committee structured the awards of stock option incentives under the current compensation packages to reward the executives when KCSI's market value reached certain predetermined levels and remained at or above those levels for thirty consecutive trading days or if the executives remain employed with KCSI over a prescribed period. Each of these predetermined levels was established by assuming appreciation in the market price for KCSI Common Stock from the date of grant at a rate that was above the average customary return on similar investments. By structuring the options this way, the executives would not be rewarded unless the stockholders of KCSI first received an above average market return.

          COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

               Mr. Rowland's compensation package is also based upon the principles discussed above. However, Mr. Rowland's compensation package was one of the first to further emphasize the link between his compensation and changes in stockholders' value, and to provide incentive compensation primarily in the form of grants of restricted stock and stock options. Effective January 1992, Mr. Rowland entered into an employment agreement with KCSI that fixed his base salary for five years at $500,000 annually. The Committee set his base salary at a level that was between the median and seventy-fifth percentile levels indicated in the surveys then being utilized. The Committee chose such level based upon its overall strategy of compensating him primarily through stock-based incentives and the fact that the salary was to be set for the five-year term of the agreement.

               The Committee follows the same approach discussed above in determining the amount of stock related compensation to award Mr. Rowland. Generally, the number of options and shares of restricted stock that were awarded under Mr. Rowland's 1992 employment agreement was tied to the compensation targets for him during the period covered by the agreement. In determining the amount of stock incentives to be awarded to Mr. Rowland, the Committee also considered previous awards, whether he had exercised, to the extent possible, options previously awarded, whether the shares of KCSI Common Stock acquired thereby or shares of restricted stock previously awarded have been retained and the risk-adjusted present value of annual cash incentives that Mr. Rowland might have earned over the five-year term of his employment agreement had he participated in such programs. In addition, these options were structured so that there had to be substantial appreciation in the market price of KCSI Common Stock in order for total compensation of Mr. Rowland to equal or exceed the estimated amount of total compensation that he would have received under the prior compensation structure.

               To provide additional incentives to Mr. Rowland, the Committee structured the awards of stock option incentives in 1991 and 1992 to reward him when KCSI's market value reached certain predetermined levels and remained at or above those levels for thirty consecutive trading days or if he remained employed with KCSI over a prescribed period. Each of these predetermined levels was established by assuming appreciation in the market price for KCSI Common Stock from the date of grant at a rate that was slightly above the average historical return of the S&P 500 (see the footnotes to the Performance Graph below). By structuring the option awards this way, Mr. Rowland would not be rewarded unless the stockholders of KCSI first received an above average market return. All of these levels were reached in 1992.

               In order to help ensure that KCSI's compensation strategy is implemented, as part of Mr. Rowland's employment agreement, he has agreed to retain ownership in himself or the members of his immediate family of at least a majority (less shares forfeited or used to pay the option exercise price or taxes) of all restricted stock and stock acquired through the exercise of options awarded under the agreement.

               Mr. Rowland's employment agreement terminates in January 1997. During 1995, the Committee took no further action with regard to Mr. Rowland's compensation package, and no additional compensation was awarded Mr. Rowland.

          DEDUCTIBILITY OF COMPENSATION

               The Internal Revenue Code was amended effective in 1994 to add Section 162(m), which limits the deduction for federal income tax purposes by publicly held corporations of compensation in excess of $1 million dollars paid to the executive officers listed in the corporation's summary compensation table unless such excess compensation is "performance based" as defined in
          Section 162(m) or the compensation expense arises from a plan or agreement in effect on or prior to February 17, 1993 that has not been materially modified. The Internal Revenue Service issued final rules interpreting Section 162(m) in December 1995.

               The Committee believes that it should design compensation packages so that related expenses incurred by KCSI are deductible for federal income tax purposes and has, therefore, sought the advice of counsel in reference to Section 162(m). The highest base salary to be paid under the current arrangements is less than $600,000, which is under the $1 million limit, and the executives will not participate in KCSI's annual cash incentive program. Therefore, there is no risk that any portion of this component of the executive compensation packages effective January 1996will not bedeductible for federal incometax purposes.

               KCSI can also incur compensation expense as a result of the exercise of options by the executive officers. As discussed under Proposal 2 herein, the Board is submitting to the stockholders for their approval the amended and restated 1991 Stock Option and Performance Award Plan in part to qualify any compensation expense arising from awards granted under that plan as performance based compensation for purposes of Section 162(m) and therefore deductible for federal income tax purposes.

               This report was presented to and approved by the Board of Directors.

               The Compensation and Organization Committee

                                 Paul F. Balser
                                 James E. Barnes, Chairman
                                 Thomas S. Carter
                                 Morton I. Sosland

          STOCK PERFORMANCE GRAPH

               The following graph shows the changes in value over the past five years since December 31, 1990 of an assumed investment of $100 in: (i) KCSI's Common Stock; (ii) the stocks that comprise the S&P 500 index<F1>; (iii) the stocks that comprise the Fortune 50 Transportation Companies<F2>; and (iv) the stocks that comprise the Dow Jones Transportation Average<F3>. The table following the graph shows the value of those investments as of December 31, for the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated, assuming that cash dividends are reinvested at the end of each quarter during the fiscal year paid, by dividing:
          (a) one minus the sum of (i) the cumulative per share amount of dividends paid during each of KCSI's fiscal year, and (ii) the difference between the beginning and ending closing price per share of the respective stocks as publicly quoted; by (b) the closing price per share of the respective stocks as publicly quoted at the beginning of KCSI's fiscal year.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                             RELATIVE MARKET PERFORMANCE
                               TOTAL RETURN 1991 - 1995




                              [GRAPH TO BE INSERTED]








           Year Ended     1990  1991      1992     1993      1994      1995
           December 31,

           KCSI Total     $100  $173.96   $288.50  $611.25   $369.25   $551.20
           Return

           Fortune 50     $100  $152.09   $169.24  $212.19   $177.14   $240.92
           Transporta-
           tion Total
           Return

           Dow Jones      $100  $150.94   $167.60  $202.74   $162.99   $224.14
           Transporta-
           tion Average
           Total Return

           S&P 500        $100  $130.47   $140.41  $154.56   $156.60   $215.45
           Index Total
           Return

          [FN]
          <F1>
          The S&P 500 is an index prepared by Standard and Poor's Corporation, an independent company. The S&P 500 index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over the counter market from the base period of 1941 through 1943. The index also assumes reinvestment of all dividends. These companies consist of approximately 400 industrial firms, 40 public utilities, 40 financial institutions and 20 transportation companies. In total, the stocks of these companies represent approximately 80 percent of the market value of all the stock listed on these exchanges.

          <F2>
          This index is based upon the 1994 Fortune 50 Transportation Companies (the "Transportation Group") as published by Time, Inc., an independent company, in Fortune Magazine. The list is comprised of the 50 largest transportation companies for which public records are available, and the companies are ranked by consolidated total revenues as of December 31 of the immediately preceding year. The total consolidated revenues of each company in the Transportation Group include revenues from non-transportation lines of business, if any. However, to be included in the Transportation Group, a company must derive 50 percent or more of its total revenues from transportation services. KCSI was included in the Transportation Group in each of the five years covered by the Performance Graph. The index is then prepared using information about those companies in the Transportation Group the stock of which is publicly traded (i.e. the "public companies") for the entire five-year period covered by the graph.

          <F3>
          Time, Inc. stopped publishing the Fortune 50 Transportation Companies in 1994. Therefore, KCSI has adopted the Dow Jones Transportation Average as its new index. The Dow Jones Transportation Average is published by Dow Jones & Co., Inc., an independent company. KCSI may adopt a new index in the future for comparison purposes if KCSI's revenues, assets and earnings from its non-transportation businesses continue to increase as a percentage of KCSI's consolidated business.

          SUMMARY COMPENSATION TABLE

               The Summary Compensation table shows certain information concerning the compensation paid by KCSI to the Chief Executive Officer of KCSI and certain of the most highly compensated executive officers during 1995 (based upon the total salary and bonus paid during 1995).

                                                            Long Term
                                                            Compensation
                              Annual Compensation
                                                            Awards



                                                           Securities         All Other
           Name                                            Underlying         Compen-
           and                                             Options/           sation
         Principal   Year       Salary ($)  Bonus<F1>($)   SARs (#)
         Position                                                                ($)

      Paul H.        1995       260,004      ---            ---               45,988<F2>
      Henson         1994       260,004      ---            ---                26,108
      Chairman of    1993       260,004      ---            ---                25,046
      the Board

      Landon H.      1995       500,004      ---            ---               202,998<F3>
      Rowland        1994       500,004      ---            ---                81,842
      President and  1993       500,004      ---            ---               182,673
      Chief
      Executive
      Officer

      Michael R.     1995<F4>   310,486<F4>                 250,000           112,142<F5>
      Haverty
      Executive
      Vice
      President

      Thomas H.      1995       590,000<F6>  ---            -0-                13,994<F7>
      Bailey         1994       553,750<F6>  ---            ---                22,284
      Chairman of    1993       556,492<F6>  ---            ---                25,942
      the Board,
      Chief
      Executive
      Officer of
      Janus Capital
      Corporation

      Joseph D.      1995       198,900      198,900        105,000            32,820<F8>
      Monello        1994       187,008       93,504        10,000             26,294
      Vice           1993       160,008      160,008        8,000              48,183
      President and
      Chief
      Financial
      Officer

      Thomas A.      1995       416,670      ---            ---               306,274<F10>
      McDonnell<F9>  1994       500,004      ---            ---                97,139
                     1993       500,004      ---            ---               226,206

      George W.      1995       500,004      ---            ---               626,994<F11>
      Edwards,       1994       500,004      ---            ---                 81,846
      Jr.<F9>        1993       500,004      ---            ---               182,332

          <F1>
          Except   as  otherwise  indicated,  bonuses  paid  to  the  named
          executives   represent  cash   awards   under  KCSI's   incentive
          compensation programs.

          <F2>
          All other compensation  for Mr. Henson for 1995  is comprised of:
          (i) a contribution to his account under  the ESOP of $13,994; and
          (ii) an amount estimated to be credited to his account under the Executive Plan (a non-qualified deferred contribution plan, which is discussed in more detail under "Other Compensatory Plans" below) of $31,994. As of December 31, 1995, Mr. Henson held no shares of restricted stock.

          <F3>
          All other compensation for Mr.  Rowland for 1995 is comprised of:
          (i) contributions to his account under the ESOP of $13,994; (ii) amount estimated to be credited to his account under the Executive Plan of $187,221; and (iii) interest on deferred director's fees of $1,783. As of December 31, 1995, Mr. Rowland held 16,000 shares of restricted stock, which shares had a market value at that time of $745,000.

          <F4>
          Mr. Haverty has been employed by KCSI since May 1995. His annual salary is $500,004.

          <F5>
          All other compensation for Mr.  Haverty for 1995 is comprised of:
          (i) a contribution to his account under  the ESOP of $13,994; and
          (ii) an amount estimated to be credited to his account under the Executive Plan of $98,148. As of December 31, 1995, Mr. Haverty held no shares of restricted stock.

          <F6>
          Includes directors' fees for 1993, 1994 and 1995 of $4,000, $6,250 and $6,250, respectively, paid to Mr. Bailey in his capacity as director of Janus Capital Corporation and $22,500, $40,000 and $49,000 for the years 1993, 1994 and 1995 for fees in his capacity as a director of the Janus Funds.

          <F7>
          All other compensation for Mr. Bailey for 1995 is comprised of a contribution to his account under the ESOP. As of December 31, 1995, Mr. Bailey held no shares of restricted stock.

          <F8>
          All other compensation for Mr.  Monello for 1995 is comprised of:
          (i)  a contribution to his account under the ESOP of $13,994; and
          (ii) an amount estimated to be credited to his account under the Executive Plan of $18,826. As of December 31, 1995, Mr. Monello held 2,000 shares of restricted stock, which shares had a market value at that time of $93,125.

          <F9>
          Mr. McDonnell and Mr. Edwards resigned as executive officers of KCSI and its subsidiaries in November and May 1995, respectively.

          <F10>
          All other compensation for Mr. McDonnell for 1995 is comprised of: (i) a contribution to his account under the ESOP of $13,994; and (ii) an amount estimated to be contributed to his account under the Executive Plan of $292,280. As of December 31, 1995, Mr. McDonnell held 16,000 shares of restricted stock, which shares had a market value at that time of $745,000.

          <F11>
          All other compensation for Mr.  Edwards for 1995 is comprised of:
          (i) a contribution to his account under the  ESOP of $13,994; and
          (ii) acceleration of vesting of restricted stock (calculated at market value on the date of acceleration) of $613,000. As of December 31, 1995, Mr. Edwards held no shares of restricted stock.

          FISCAL YEAR 1995 OPTION GRANTS TABLE

               The following table sets forth information with respect to the options granted by KCSI during 1995 to the named Executive Officers.



                                                    % of
                                                    Total
                                    Number of     Options/   Exercise
                                   Securities       SARs     or Base
                                   Underlying    Granted to  Price                        Grant
                                    Options/      Employees  (per                         Date
                                      SARs        in Fiscal  share)<F3>   Expiration    Value<F4>
                    Name          granted(#)<F1>   Year<F2>   ($)             Date         ($)


           Paul H. Henson        -0-             N/A         N/A         N/A           N/A

           Landon H. Rowland     -0-             N/A         N/A         N/A           N/A

           Michael R. Haverty    100,000          7.1%       $38.3125    5/14/2005     1,931,000
                                 150,000         10.7%       $46.00      11/5/2005     3,469,500

           Thomas H. Bailey      -0-             N/A         N/A         N/A           N/A

           Joseph D. Monello       5,000         0.4%        $33.6875    1/18/2005        87,300
                                 100,000         7.1%        $46.00      11/5/2005     2,313,000

           Thomas A. McDonnell   -0-             N/A         N/A         N/A           N/A

           George W. Edwards,    -0-             N/A         N/A         N/A           N/A
           Jr.


          <F1>
          The options granted Mr. Monello that expire in January 2005 become exercisable one year from the date of grant. The options granted Messrs. Haverty and Monello that expire in May and November 2005 become exercisable in installments when the stock price of KCSI's common stock reaches certain specified levels and remains at or above such levels for 30 consecutive trading days as follows.



                    Expiration                    Options Exercisable
                    Date

           Stock                    $ 50    $ 55    $ 60    $ 65    $  70    $ 75
           Price

           Haverty  May 2005        33,333          33,333          33,334
           Haverty  November 2005           50,000          50,000           50,000

           Monello  November 2005           33,333          33,333           33,334


               Once exercisable, the options are exercisable for the ten year period beginning on the date of grant of the option. Alternatively, if Mr. Haverty or Mr. Monello remain an employee of the Company through December 31, 1998, then all the options not then exercisable become exercisable for a period of 30 calendar days and then expire. Granted in tandem with the options were limited rights. The limited rights are exercisable only in the event of a change in control and only to the extent the related options are exercisable. The limited rights may be exercised in lieu of the options or any portion thereof. All of the options become exercisable prior to that time if there is a change of control of KCSI (as defined in the stock option plan), and all of the options are subject to voluntary tax withholding rights.

          <F2>
          Total options granted to eligible employees, excluding directors, in 1995 were 1,408,000.

          <F3>
          Average of the high and low prices of the Common Stock on the date of grant as reported on the New York Stock Exchange.

          <F4>
          In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the option grants set forth in this table. KCSI's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require assumptions about the future movement of the stock price. The following assumptions were made for purposes of calculating Grant Date Present Value for the options that expire on January 18, 2005: market price of stock $33.6875; exercise price of option $33.6875; stock volatility* 30.84%; annualized risk-free interest rate 7.87%; option term (in years) 10; stock's dividend** yield 1.19%; for the options that expire on May 14, 2005: market price of stock $38.3125; exercise price of options $38.3125; stock volatility* 31.55%; annualized risk-free interest rate 6.76%; option term (in years) 10; stock's dividend yield** 1.04%; for the options that expire on November 6, 2005; market price of stock $46.00; exercise price of option $46.00; stock volatility* 31.97%; annualized risk-free interest rate 6.12%; option term (in years) 10; stock's dividend yield** .87%; (*Stock volatility is based on three-year monthly data. **Dividend yield is calculated by annualizing the most recent dividend paid and dividing by the market price of stock on the date of grant.) The real value of the options granted to any participant in the plan, including those shown in this table depends upon the actual performance of KCSI's Common Stock during the applicable period and upon when the options are exercised.

          [/FN]
          [/TABLE]

          AGGREGATED  OPTION EXERCISES  AND  FISCAL  YEAR-END OPTION  VALUE
          TABLE

               The following table sets forth information with respect to the aggregate option exercises during 1995 by the named Executive Officers and the number and value of options held by such officers as of December 29, 1995 (the last trading day of the year).


               (a)      (b)          (c)           (d)             (e)


                                                   Number of       Value of
                                                   Securities      Unexercised
                                                   Underlying      In-the-Money
                                                   Unexercised     Options/SARs
                                                   Options/SARs    at FY-End
                                                   at FY-End       ($)
                                                   (#)

                        Shares       Value
                        Acquired     Realized<F1>  Exercisable/    Exercisable/
               Name     on Exercise  ($)           Unexercisable   Unexercisable<F1>
                         (#)

           Paul H.      -0-          N/A           -0-/-0-         N/A
           Henson

           Landon H.    180,952      4,806,537     768,000/-0-     25,472,368/-0-
           Rowland

           Michael R.   -0-          N/A           -0-/250,000     -0-/909,375
           Haverty
           Thomas H.    -0-          N/A           -0-/-0-         N/A
           Bailey

           Joseph D.    -0-          N/A           71,000/100,000  1,670,154/56,250
           Monello

           Thomas A.    20,000       479,374       60,000/-0-      1,434,372/-0-
           McDonnell

           George W.    -0-          N/A           120,000/60,000  4,284,372/2,142,186
           Edwards,
           Jr.

          <F1>
          The dollar value in columns (c) and (e) are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options on the date of exercise or December 29, 1995 (the last trading day of 1995), respectively, times the number of options exercised or held at year end.

          EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

          EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

               Mr. Rowland. KCSI entered into an employment agreement with Mr. Rowland effective January 1, 1992, which provides for Mr. Rowland's continued employment as President and Chief Executive Officer of KCSI. KCSI also agreed to use its best efforts to enable Mr. Rowland to continue in various other director and officer positions with KCSI. The employment agreement with Mr. Rowland was amended and restated in March 1993 to conform certain provisions and language to a standard form of employment agreement developed in 1992 for other executives.

               Mr. Rowland's employment agreement is effective for a term of five years expiring on January 2, 1997 subject to earlier termination under certain circumstances. Pursuant to the Employment Agreement, Mr. Rowland receives a fixed annual base salary of $500,000 over the term of the Agreement, he is not entitled to participate in the KCSI Incentive Compensation Plan, but continues to participate in other benefit plans or programs of KCSI generally available to executive employees and is provided with certain disability insurance coverage and life insurance payable to beneficiaries designated by him. The employment agreement provides that the value of Mr. Rowland's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans. The employment agreement provides for twenty four months of severance pay at an annual rate equal to Mr. Rowland's base salary and for certain health, disability and life insurance benefits in the event of the termination of his employment without cause unless such benefits are provided by another employer.

               In conjunction with the employment agreement and in lieu of participation in the KCSI Incentive Compensation Plan, the Company granted options to purchase 568,000 shares (after stock splits) of KCSI Common Stock to Mr. Rowland under an existing stock option plan. The stock options exercise price is equal to the fair market value of the shares on the date of grant and were to first become exercisable on January 1, 1997 or at such earlier times if the trading price of KCSI's Common Stock were equal to certain threshold prices for a period of at least thirty consecutive trading days. As of December 31, 1992, all threshold prices had been met and all such options were exercisable. Options that became exercisable based on such threshold prices will remain exercisable for a term of ten years from the date of grant.

               Mr. Rowland was also awarded shares of KCSI Common Stock ("Restricted Stock") that are subject to forfeiture in the event his employment is terminated for cause by KCSI or by him voluntarily. The number of shares subject to forfeiture decreases by 8,000 shares on January 1 of each year through 1997 and the shares are no longer subject to forfeiture following termination due to death, disability or retirement to which the Board consents. Shares of Restricted Stock subject to forfeiture are not transferable other than to KCSI without the prior approval of KCSI's Board of Directors. In addition, Mr. Rowland has agreed to retain ownership in himself or members of his immediate family of at least a majority of the number of shares of Common Stock acquired pursuant to his employment agreement (other than shares forfeited, exchanged for other shares or used to satisfy withholding tax requirements).

               If there is a change in control of KCSI (as defined in the employment agreement) during the term of the Agreement, Mr. Rowland's employment, executive capacity, salary and benefits would be continued for a three-year term at levels in effect on the control change date (as defined in the employment agreement). In addition, he would be eligible to participate in any incentive compensation plan and be entitled to immediately exercise all outstanding stock options. Moreover, the shares of Restricted Stock held by Mr. Rowland would become fully vested and no longer be subject to forfeiture. With respect to unfunded employer obligations under the benefit plans, Mr. Rowland would be entitled to a discounted cash payment of amounts to which he is entitled. Mr. Rowland's employment may be terminated after the control change date, but where it is other than "for cause" (as defined in the employment agreement) he would be entitled to payment of his base salary through termination plus a discounted cash severance payment based on his compensation for the remainder of the three-year period and for continuation or payment of benefits to the end of that period. Mr. Rowland is also permitted to resign employment after a change in control upon "good reason" (as defined in the employment agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated by KCSI. Mr. Rowland's employment agreement also provides for payments to him necessary to relieve him of certain adverse federal income tax consequences if amounts received under the Agreement involve "parachute payments" under Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expenses of Mr. Rowland in connection with disputes arising with respect to the employment agreement.

               Messrs. Haverty and Monello. KCSI and KCSR have entered into employment agreements with Messrs. Haverty and Monello effective January 1, 1996 which provide, respectively, for Mr. Haverty's continued employment as President and Chief Executive Officer of KCSR and Mr. Monello's continued employment as Vice President & Chief Financial Officer of KCSI. KCSI also agreed to continue to cause Mr. Haverty to be elected and retained as Executive Vice President of KCSI and Director of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director of KCSI. The employment agreements are subject to termination under certain circumstances.

               Pursuant to his employment agreement, Mr. Haverty is to receive a base salary of $500,000 per year that shall not be increased prior to January 1, 1999 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR. During 1996, 1997 and 1998, Mr. Haverty is not entitled to participate in any KCSI or KCSR incentive compensation plans, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. The employment agreement provides that the value of Mr. Haverty's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans. In connection with his initial employment, Mr. Haverty was granted an option to purchase 100,000 shares of KCSI Common Stock, and in lieu of participation in any incentive compensation plans of KCSI or KCSR, Mr. Haverty was granted options to purchase 195,000 shares of KCSI Common Stock.

               Pursuant to  his employment agreement, Mr.  Monello receives as compensation for his services an annual base salary as determined by the Board of Directors of KCSI. Such salary shall not be increased prior to January 1, 1999 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSI applicable to all officers of KCSI. Under the employment agreement, Mr. Monello is not entitled to participate in any KCSI or KCSR incentive compensation plans during 1996, 1997 or 1998, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSI. Mr. Monello was also awarded shares of KCSI Common Stock ("Restricted Stock") that are subject to forfeiture in the event his employment is terminated for cause by KCSI or by him voluntarily. The number of shares subject to forfeiture decreases by 500 shares on March 31 of each year through 1997 and the shares are no longer subject to forfeiture following termination due to death, disability or retirement to which the Board consents. Shares of Restricted Stock subject to forfeiture are not transferable other than to KCSI without the prior approval of KCSI's Board of Directors. The employment agreement provides that the value of Mr. Monello's annual compensation is fixed at one-hundred and seventy-five percent of his base salary for purposes of cash compensation benefit plans.

               In the event of termination without cause by KCSI, the officers would be entitled to twelve months of severance pay at an annual rate equal to their base salary and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. After termination, officers shall not be entitled to accrue or receive benefits under any other employee benefit plan, except the officers will be entitled to participate in the KCSI Profit Sharing Plan, the KCSI portion of The Employee Stock Ownership Plan and the KCSI 401(k) Plan in the year of termination if such officer meets the requirements for participation in such termination year.

               If there is a change in control of KCSI (as defined in the employment agreements) during the term of the employment agreements, the officers' employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in the employment agreements). The officers also would be eligible to participate in any KCSI incentive compensation plan and would be entitled to immediately exercise all outstanding stock options. With respect to unfunded employer obligations under benefit plans, the officers would be entitled to a discounted cash payment of amounts to which they are entitled. The officers' employment may be terminated after the control change date, but where it is other than "for cause" (as defined in the employment agreements) they would be entitled to payment of their base salary through termination plus a discounted cash severance payment based on their salary for the remainder of the three-year period and for continuation or payment of benefits to the end of that period. The officers are also permitted to resign employment after a change in control upon "good reason" (as that term is defined in the employment agreements) and advance written notice, and to receive the same payments and benefits as if their employment had been terminated. The employment agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the Agreements involve "parachute payments" under
          Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expense of the officers in connection with disputes arising with respect to the employment agreements.

               If there is a change of  ownership of KCSI or KCSR (as  that term is defined in the employment agreements) during the term of the agreements and the officers' employment is terminated other than for cause (as that term is defined in the employment agreements) and the officers do not receive "similar employment" (as that term is defined in the employment agreements) or such similar employment is terminated other than for cause within three years of such change of ownership, then for the remainder of the three-year period, or for a period of one year, whichever is longer, the officers would be entitled to monthly severance pay equal to one-twelfth of their annual base salary on the date of the change of ownership and for continuation or payment of certain health and life insurance benefits unless such benefits are provided by another employer. In addition, the officers would be able to immediately exercise all outstanding stock options except to the extent permitted by the pertinent stock option agreement and except that no such options shall be exercisable earlier than one year after the date such options are granted. For any options not exercisable, the officers are to be paid the aggregate difference between the option exercise price and the fair market value of KCSI Common Stock on the date of termination. If a change in control of KCSI occurs prior or simultaneously with a change of ownership in KCSI or KCSR, the officers would be entitled only to those benefits provided for upon a change in control.

               Mr. Edwards. KCSI and KCSR have entered into an Agreement with Mr. Edwards dated May 15, 1995 terminating the employment agreement between the parties and whereby Mr. Edwards agreed to retire as President and Chief Executive Officer and Board member of KCSR and as Executive Vice President and Board member of KCSI. The agreement provided that Mr. Edwards will continue as an employee of KCSR, advising management in the areas of energy and utilities, assisting in the orderly transition of his successor and performing such additional services as may be requested by KCSR until the expiration of his employment on January 2, 1997. As compensation for these duties, Mr. Edwards will receive his full base salary of $500,000 per year and certain life, health and disability insurance benefits through the end of the employment period. In addition, all Restricted Shares of KCSI Common Stock granted to him under the employment agreement are deemed fully vested by virtue of Mr. Edwards retirement and consent of the Board of Directors. Moreover, the benefits accrued by Mr. Edwards under the KCSI Executive Plan are to be distributed to him in a lump sum payment as soon as practicable, and his performance of duties prior to the agreement and his efforts during the transition in management are deemed to qualify him for the 1995 employer contributions under the KCSI portion of the ESOP and Profit Sharing Plan.

               Mr. Bailey. Mr. Bailey has the right under an agreement to require KCSI to purchase his shares of stock of Janus Capital Corporation at a price equal to fifteen times the defined after-tax earnings per share of Janus Capital Corporation for the year ended December 31, 1987, or if greater, the year ended immediately prior to the date of his notice. Under that agreement, Mr. Bailey is also entitled upon a termination of his employment within one year of a defined change of ownership of KCSI to receive a payment equal to his prior year's current and deferred compensation.

          EMPLOYMENT CONTINUATION AGREEMENTS

               Under the terms of the employment agreements with the named executives, other than Mr. Bailey, if there is a change in control (as defined in such agreements) during the term of an employment agreement such agreements obligate KCSI (or KCSR) to continue for a three-year term the employee's executive capacity, salary and benefits at levels in effect on the control change date (as defined in the agreements). If the employee is terminated after the control change date and within the three-year period other than for a defined cause, the agreements provide for a severance payment to the employee based on his compensation for the remainder of the three-year period and for continuation or payment of benefits to the end of that period. The employee is also permitted to resign employment after a change in control upon "good reason" (as defined in the agreements) and to receive the same payments and benefits as if his employment had been terminated. The agreements also provide for payments to such employees necessary to relieve them of certain adverse federal income tax consequences if amounts received under these agreements involve "parachute payments" under Section 4999 of the Internal Revenue Code. Under these agreements, upon a change in control of KCSI, funds are to be placed in trust to secure the companies' obligations to pay any legal expenses of employees in connection with disputes arising with respect to the agreements.

          INDEMNIFICATION AGREEMENTS

               In 1987, KCSI entered into indemnification agreements with its officers and, as approved by KCSI's stockholders at the 1987 Annual Meeting, its directors. Such agreements are intended to supplement KCSI's officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCSI's Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCSI. The indemnification agreements provide for prompt indemnification "to the fullest extent permitted by law" and for the prompt advancement of expenses, including attorney's fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer is a witness or other participant, or to which the director or officer is a party, by reason (in whole or in part) of service in certain capacities. Under the agreements, KCSI's determinations of indemnity are made by a committee of disinterested directors unless a change in control of KCSI has occurred, in which case the KCSI determination is made by special independent counsel. The agreements also provide a mechanism to seek court relief if indemnification or expense advances are denied or not received within periods provided in the Agreement. Indemnification and advancement of expenses are also provided with respect to a court proceeding initiated for a determination of rights under the agreement or of certain other matters. KCSI has entered into such indemnification agreements with all current directors and officers of KCSI.

          CHANGE IN CONTROL ARRANGEMENTS

               KCSI has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the "Beneficiaries") under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCSI and, following a change in control of KCSI (as defined by the trust), in the event that KCSI fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary's trust account sufficient to discharge KCSI's obligation as such amounts become due and payable. Most of the trusts require KCSI to be solvent as a condition to making distributions and certain trusts allow distributions upon Board of Director approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the KCSI employment agreements, the Executive Plan, the Directors Deferred Fee and Retirement Plans, the
          indemnification agreements, Stock Option Plans, and KCSI's charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCSI and will terminate automatically if no such change in control occurs prior to December 31, 1998, unless the trusts are extended prior to such date.

               KCSR has established similar trusts relating to its employment continuation commitments under the employment agreements, Directors Deferred Fee Plans and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its participation in the Executive Plan. As with the KCSI trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCSI.

          TERMINATION OF EMPLOYMENT

               Under the terms of the employment agreements with Messrs. Rowland, Haverty and Monello, in the event of termination of their employment, other than by them (whether voluntary or by death or disability) or by KCSI for cause, Mr. Rowland will continue for a period of twenty-four months, and Messrs. Haverty and Monello for a period of twelve months, following such termination (i) to receive an amount equal to their base salary and (ii) to be reimbursed for their costs (including the income taxes payable with respect to the reimbursement) of obtaining comparable coverage under the health, disability and life insurance provided under the agreement, unless such executive is provided comparable coverage in connection with other employment.

          OTHER COMPENSATORY PLANS

               KCSI and its subsidiaries maintain compensation plans for certain of their officers and employees. The description of the plans set forth below is of those plans under which the executives named in the Summary Compensation Table would be eligible to receive benefits in excess of $100,000 if they were to have retired from or terminated their employment with KCSI or its subsidiaries on December 31, 1995.

          THE EMPLOYEE STOCK OWNERSHIP PLAN

               The Employee Stock Ownership Plan (the "ESOP") is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the "Code"). Employees of KCSI and certain of its subsidiaries, including Janus Capital Corporation, participate in the KCSI portion of the ESOP.

               By its terms, the ESOP will continue until terminated. All employees of KCSI and certain KCSI subsidiaries not subject to a collective bargaining agreement become eligible to begin participation in the KCSI portion of the ESOP on January 1 or July 1 coincident with or immediately following commencement of their employment. As of December 31, 1995, approximately 1,358 employees of KCSI and certain of its subsidiaries, including all of KCSI's executive officers, were eligible to participate in the KCSI portion of the ESOP.

               The KCSI portion of the ESOP is designed to invest primarily in shares of KCSI Common Stock. KCSI will provide funding for the ESOP through contributions in cash or in shares of KCSI Common Stock as determined each year by the Board of Directors. Participants may not make contributions to the ESOP. Contributions will be limited by the maximum contribution limitations for qualified employee stock ownership plans under the Code.

               Allocations, if any, to participant accounts in the KCSI portion of the ESOP with respect to any plan year are based upon each participant's proportionate share of the total compensation paid during the plan year to all participants in the KCSI portion of the ESOP, subject to Code maximum allocation limitations. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.

               A participant with less than five years of service is not vested in KCSI's contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested upon attaining the ESOP's normal retirement age of 65, or if the participant's employment is terminated because of death or disability. Participants have been given credit for vesting purposes for years of service rendered to KCSI or its subsidiaries prior to the establishment of the ESOP.

               Each participant has the right to direct the trustee as to the manner in which (a) to vote any KCSI stock allocated to his or her account in the ESOP as of the applicable record date of any stockholder meeting on any matters put to a stockholder vote, and (b) to respond with respect to a tender offer, exchange offer or any other offer to purchase KCSI stock allocated to the participant's account. The ESOP provides that shares allocated to the accounts of participants who have not timely instructed the trustee how to vote, tender, exchange or sell such shares, and any unallocated shares will be voted, tendered, exchanged or sold in the same proportions as the shares for which the trustee has received timely instructions.

               Distributions of benefits under the ESOP will be made in connection with a participant's death, disability, retirement or other termination of employment. In addition, participants who have attained age fifty-five and have at least ten years of participation in the ESOP have the option to diversify the investment of their account balances by having the trustee distribute a portion of their account balances. A participant in the KCSI portion of the ESOP has the right to select whether payment of his or her benefit will take the form of cash, whole shares of KCSI stock or a combination thereof. In the event no election is made, the payment shall be made in KCSI stock. A participant may further opt to receive payment in a lump sum, in installments or in a combination thereof. In the event that the Board of Directors declares a cash dividend on the KCSI Common Stock, at the discretion of the Advisory Committee, dividends paid on the shares of Common Stock held by the ESOP may be: (i) paid directly to participants on the basis of the number of shares of Common Stock allocated to each participant's account;
          (ii) retained by the ESOP; or (iii) used by the ESOP to pay interest or principal on indebtedness incurred to acquire the shares on which the dividends are paid.

               Pursuant to the ESOP, a trust fund has been established to hold contributions thereto and the proceeds from investments for the benefit of ESOP participants. Mercantile Bank of Kansas City serves as co-trustee for the sole purpose of jointly voting with UMB Bank, N.A. the KCSI stock held by the ESOP. The KCSI portion of the ESOP is administered by an Advisory Committee appointed by KCSI's Board of Directors. The current members of the Advisory Committee are officers and/or employees of KCSI. As trustee, UMB Bank, N.A. has the power to invest the ESOP's funds, to sell the securities and other properties of the ESOP, and to change the ESOP's investments from time to time. The KCSI portion of the ESOP may be amended by KCSI's Board of Directors and such amendment could increase the costs to KCSI, although it may not adversely affect any person's accrued benefits under the ESOP.

               As of December 31, 1995, the ESOP held 3,759,098 shares of KCSI's Common Stock, all of which are allocated to participants' accounts. The shares allocated to participants' accounts do not reflect allocations made subsequent to December 31, 1995, that for purposes of the ESOP are allocated to participants' accounts as of December 31, 1995. The ESOP borrowed funds to purchase a number of the shares it holds, which borrowing is secured by such shares and by a KCSI guaranty. The debt was fully repaid in August 1995. The debt was paid through contributions by KCSI and participating subsidiaries to the ESOP and a portion of the dividends paid on the ESOP shares.

               In connection with the initial public offering of DST Systems, Inc.'s common stock on October 31, 1995, the ESOP was amended to consist of two portions: a KCSI portion and a DST portion. The account balances in the ESOP attributable to DST employees have become the DST portion of the ESOP. The DST portion initially was invested in KCSI stock. Approximately one-half of the value of the account balances of DST employees has been converted into DST common stock through an exchange with KCSI of KCSI stock held by the ESOP for shares of DST's common stock. The exchange ratio was calculated using a formula having as its basis the fair market values of KCSI stock and DST common stock at the time of the exchange. The approximately one-half of the value of the account balances of DST employees not vested in DST common stock remains invested in KCSI common stock. It is contemplated that over a period of time consistent with the fiduciary duty to the participants, the KCSI stock will be sold (to KCSI or in other privately negotiated or public market transactions) and the proceeds (whether cash or shares of DST common stock) will be transferred to the DST Profit Sharing Plan (if cash) or remain in the DST portion of the ESOP (if DST common stock). DST has ceased to be a participating employer in the
          KCSI portion of the ESOP, and DST employees have become participants in the DST portion of the ESOP.

          KCSI PROFIT SHARING PLAN

               The Profit Sharing Plan is a qualified, non-contributory, defined contribution plan. Employees of KCSI and certain of its subsidiaries who have completed one year of service and meet certain standards as to hours of service are eligible to receive allocations under the plan. As of January 1, 1996, the requirement of one year of service was eliminated. Contributions to the plan are made at the discretion of the KCSI Board of Directors in amounts not to exceed the maximum allowable deduction for federal income tax purposes and certain allocation limits under the Internal Revenue Code of 1986, as amended (the "Code"). No minimum contribution is required. Subject to Code maximum allocation limitations, each participant is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. Prior to January 1, 1996, vesting occurs under the plan at the rate of 10 percent for each year of service for the first four years and thereafter at the rate of 20 percent until the participant is fully vested. As of January 1, 1996, the vesting schedule was changed to a rate of 25 percent at three years of service, 50 percent at four years of service and 100 percent at five years of service. A participant's interest also becomes fully vested at retirement age, death or disability.

               Distribution of benefits under the plan will be made in connection with a participant's death, disability, retirement or other termination of employment. A participant has the right to elect whether payment of his or her benefits will be in a lump sum, in installments, or in a combination thereof.

               The assets of the plan are held in a trust fund by a trustee appointed by the KCSI Board of Directors. The plan is administered by an Advisory Committee appointed by KCSI's Board of Directors. The current members of the Advisory Committee are officers, employees or former employees of KCSI. The trustee has the responsibility for holding and investing plan assets other than assets managed by an investment manager or managers appointed by the Advisory Committee. The plan may be amended by KCSI's Board of Directors and such amendment could increase the cost to KCSI, although it may not adversely affect any person's accrued benefits under the Profit Sharing Plan.

          KCSI EXECUTIVE PLAN

               Due to contribution limitations under the Code and ERISA and eligibility requirements under KCSI's qualified plans, the Executive Plan (formerly the ERISA Excess Benefit Plan) provides benefits in addition to the annual contributions permitted under qualified plans of KCSI and certain subsidiary companies. The Executive Plan is a non-qualified plan for participants who are certain employees and officers of KCSI and certain subsidiary companies.

               The benefit  accrued on  behalf of  each participant  in the
          Executive Plan equals the amount which would have been contributed for such participant under the various qualified plans without regard to statutory contribution limitations or eligibility requirements, less the amount actually contributed on the participant's behalf. In 1992, the Executive Plan was amended to change the definition of compensation to base compensation plus incentive compensation; however, if KCSI and the participant have agreed that the participant's compensation is a fixed amount for purposes of the plan, such amount is deemed to be the participant's compensation. The compensation of Messrs. Rowland, Haverty and Monello has been fixed at $875,000, $875,000 and 175 percent of his base salary, respectively, for the plan as provided in their employment agreements. The participant's account is increased annually by an amount equal to the interest then being credited under KCSI's Directors Deferred Fee Plan or, as amended in 1991, the earnings alternatively credited in accordance with the mutual fund related formula under such Deferred Fee Plan. The benefits become distributable in five annual installments upon retirement on or after the age of 65 (or age 55 with the consent of the KCSI Compensation and Organization Committee), or termination of employment because of disability or death. The Board of Directors may approve an alternative form of distribution upon the recommendation of the KCSI Compensation and Organization Committee. If the participant's employment is terminated for any reason other than death or disability, but before the age of 65 (or age 55 with the consent of the KCSI Compensation and Organization Committee), the participant shall receive the nonforfeitable percentage of the participant's account equal to the same vesting percentage under the terms of the KCSI Profit Sharing Plan. The Executive Plan allows distributions prior to retirement, death or becoming disabled in certain instances as approved by the KCSI Compensation and Organization Committee.

          JANUS PROFIT SHARING PLAN

               The Janus Profit Sharing Plan is a qualified, non-contributory, defined contribution plan administered by Janus' Profit Sharing Advisory Committee. Employees of Janus and certain of its subsidiaries who have completed one year of service and meet certain standards as to hours of service are eligible to receive allocations under the plan. Effective as of January 1, 1996, the requirement of one year of service was eliminated. Contributions to the plan are at the discretion of the Board of Directors with no minimum contribution required. Each participant is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. The plan provides for vesting at the rate of 25 percent after three years of service, 50 percent after four years of service, and 100 percent after five years of service. A participant's interest also becomes fully vested at retirement age, death or disability.

                             TRANSACTIONS WITH MANAGEMENT

               Messrs. Rowland,  Balser and  Carter, who  are directors  of
          KCSI, hold limited partnership interests for themselves or members of their immediate family in certain limited partnerships of which a subsidiary of DST Systems, Inc. (formerly a wholly owned subsidiary of KCSI), National Realty Partners, Inc. ("NRP"), serves as general partner. During 1995, management fees of $25,000 and $10,000 were paid to NRP by Elgin Investors, L.P. and Inwood Towers, L.P. ("Towers"), respectively. NRP and DST Realty, Inc. ("Realty"), a DST subsidiary, advanced $190,044 to another such limited partnership, Trails Investors, L.P. ("Trails"). At December 31, 1995, Trails was indebted to NRP and Realty in the amount of $1,203,804.

               In January of 1995, KCSI and its subsidiaries purchased a portion of Mr. Bailey's holdings in Janus Capital Corporation for $7,182,289 in cash.

               A. Edward Allinson is the Chairman of the Board of Boston Financial Data Services, Inc. ("BFDS"), a joint venture between DST and State Street Bank and Trust Company, which each have a 50 percent interest in the venture. He is paid an annual salary of $100,000 by BFDS.

               On January 31, 1995, DST together with Kemper Financial Services, Inc., ("Kemper") completed the sale of all of the outstanding capital stock of IFTC Holdings Inc. ("Holdings"), to State Street Boston Corporation ("State Street"). DST and Kemper each owned 50 percent of Holdings, which wholly owns Investors Fiduciary Trust Company. Under the agreement, DST received
          2,986,111 shares of State Street common stock. A. Edward Allinson is an Executive Vice President of State Street Bank and Trust Company, a wholly owned subsidiary of State Street, and of State Street.

                                STOCKHOLDER PROPOSALS

               To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

          DIRECTOR NOMINATIONS

               With respect to stockholder nominations of candidates for KCSI's Board of Directors, KCSI's Bylaws provide that not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected (the "Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of KCSI setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director,
          (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of KCSI that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held; provided, however, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include the signed consent of each such nominee to serve as a director of KCSI, if elected. KCSI may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by KCSI to determine the eligibility of such proposed nominee to serve as a director of KCSI or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

          MATTERS OTHER THAN DIRECTOR NOMINATIONS

               In  addition to  any other  applicable  requirements, for  a
          proposal  to  be  properly  brought  before  the  meeting  by   a
          stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCSI. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of KCSI, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.

          1997 ANNUAL MEETING PROXY STATEMENT

               If a holder of KCSI Common Stock or Preferred Stock wishes to present a proposal, other than the election of a director, in KCSI's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by KCSI on or before November 26, 1996. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Corporate Secretary of KCSI at 114 West 11th Street, Kansas City, Missouri 64105-1804.

                        COMPLIANCE WITH SECTION 16(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

               Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCSI's officers and directors, and persons, legal or natural, who own more than 10 percent of KCSI's Common Stock or Preferred Stock (collectively "Reporting Persons"), to file reports of such ownership with the NYSE and KCSI. Based solely on the review of the copies of such reports furnished to KCSI, and written representations relative to the filing of certain forms, no Reporting Person was late in filing such reports for fiscal year 1995.

                                    OTHER MATTERS

               The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. KCSI's Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCSI, not less than 45 days and no more than 90 days prior to the annual meeting held on the date specified in KCSI's Bylaws and provide certain additional information. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgement.

               Notwithstanding anything to the contrary set forth in any of KCSI's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

                             By Order of the Board of Directors



                             Richard P. Bruening, Esq.
                             Vice President, General Counsel
                             and Corporate Secretary

          Kansas City, Missouri
          March 25, 1996.

               A COPY OF KCSI'S ANNUAL REPORT ON FORM 10-K (NOT INCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR 1995 WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE, UPON REQUEST DIRECTED TO THE CORPORATE SECRETARY OF KCSI, 114 WEST 11TH STREET, KANSAS CITY, MISSOURI 64105-1804.

                                      APPENDIX A

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                1991 STOCK OPTION AND
                                PERFORMANCE AWARD PLAN
                     (as amended and restated February 26, 1996)

          Section 1. Purpose.

          The purposes of the Kansas City Southern Industries, Inc. 1991 Stock Option and Performance Award Plan (the "Plan") are to generate an increased incentive for Employees of the Company to contribute to the Company's future success, to secure for the Company and its stockholders the benefits inherent in equity ownership by Employees of the Company and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified Employees upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. By encouraging Employees of the Company and its
          Affiliates to acquire a proprietary interest in the Company's growth and performance, the Company intends to more closely align the interests of the Company's Employees, management and stockholders and motivate Employees to enhance the value of the Company for the benefit of all stockholders.

          Section 2. Definitions.

               As used in the Plan, the following terms shall have the meanings set forth below:

               (a) "Affiliate" means (i) any Person that directly, or through one (1) or more intermediaries, controls, or is controlled by, or is under common control with, the Company, (ii) any entity in which the Company has an equity interest of at least fifty percent (50%), and
                    (iii) any entity in which the Company has any other significant equity interest, as determined by the Committee.

               (b) "Award" means any Option, Stock Appreciation Right, Limited Right, Performance Share, Performance Unit, Dividend Equivalent, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.

               (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Award granted hereunder and signed by both the Company and the Participant or by both the Company and an Outside Director.

               (d)  "Board" means the Board of Directors of the Company.

               (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (f) "Committee" means the Compensation and Organization Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Section 3 hereof. The Committee shall consist of at least that number of directors required by Rule 16b-3 and/or Code Section 162(m), each of whom is a disinterested director within the meaning of Rule 16b-3 and an outside director within the meaning of Code Section 162(m).

               (g) "Company" means Kansas City Southern Industries, Inc., a Delaware corporation.

               (h) "Dividend Equivalent" means any right granted pursuant to Section 13(f) hereof.

               (i) "Employee" means any non-union employee of the Company or of any Affiliate, as determined by the Committee, regularly employed for more than twenty (20) hours per week and more than five (5) months per year.

               (j) "Exchange Act" means the Securities Exchange Act of 1934, or any successors thereto, and the rules and regulations promulgated thereunder, all as shall be amended from time to time.

               (k) "Fair Market Value" means, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

               (l)  "Incentive Stock Option" means  an Option granted under
                    Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

               (m)  "Limited   Right"  means   any  right   granted  to   a
                    Participant pursuant to Section 7(b) hereof.

               (n) "Non-Qualified Stock Option" means an Option granted under Section 6 hereof that is not intended to be an Incentive Stock Option, and an Option granted to an Outside Director pursuant to Section 9 hereof.

               (o) "Option" means an Incentive Stock Option or Non-Qualified Stock Option.

               (p) "Outside Director" means a member of the Board who is not an Employee of the Company or of any Affiliate.

               (q) "Participant" means an Employee who is selected to receive an Award under the Plan.

               (r) "Performance Award" means any Award of Performance Shares or Performance Units pursuant to Section 8 hereof.

               (s) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

               (t) "Performance Share" means any grant pursuant to Section 8 hereof of Shares or any unit valued by reference to a designated number of Shares.

               (u) "Performance Unit" means any grant pursuant to Section 8 hereof of a unit valued by reference to a designated amount of property other than Shares.

               (v) "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

               (w) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation thereto.

               (x) "Shares" means shares of the common stock of the Company, one cent ($.01) par value.

               (y) "Stock Appreciation Right" means any right granted to a Participant pursuant to Section 7(a) hereof.

               (z) "Stockholders Meeting" means the annual meeting of stockholders of the Company in each year.

          Section 3. Administration.

               The Plan shall be administered by the Committee.  Subject to applicable law and the terms of the Plan, the Committee shall have full power and authority to: (i) designate Participants;
          (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award and to amend, waive or otherwise change such terms and conditions; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant or the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Subject to the terms of the Plan (including without limitation Section 11 hereof), the Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company or an Affiliate. Unless otherwise expressly provided in the Plan, all determinations, designations, interpretations, and other decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any stockholder, and any Employee of the Company or of any Affiliate. All
          determinations of the Committee shall be made by a majority of its members. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other officers of the Company under such conditions and/or limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards, or otherwise take any action with respect to Awards, to Participants who are (i) officers or directors of the Company for purposes of Section 16 of the Exchange Act; or (ii) Participants who are "covered employees" under Section 162(m) of the Code. Notwithstanding the above, the Committee shall not have any discretion with respect to the Options granted to Outside Directors pursuant to Section 9 hereof.

          Section 4. Shares Subject to the Plan.

               (a) Subject to adjustment as provided in Section 4(c), a total of Eight Million Four Hundred Thousand (8,400,000) Shares shall be available for the grant of Awards under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. In addition, to the extent permitted by Section 422 of the Code, any Shares issued by, and any Awards granted by or that become obligations of, the Company through or as the result of the assumption of outstanding grants or the substitution of Shares under outstanding grants of an acquired company shall not reduce the Shares available for grants under the Plan (except in the case of Awards granted to Participants who are officers or directors of the Company to the extent required by Section 16 of the Exchange Act).

               (b)  For purposes of this Section 4,

                    (i) If an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

                    (ii) Dividend Equivalents and Awards not denominated in
                         Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan; and

                    (iii)     Awards that  operate in tandem  with (whether
                         granted simultaneously with or at a different time
                         from), or that are substituted for, other Awards or awards under other Company plans may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

               (c) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split, reverse stock split, merger, reorgan-ization, consolidation, recapitalization, split-up, spin-off, repurchase, exchange of shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may: (i) make adjustments in the aggregate number and class of shares or property which may be delivered under the Plan and may substitute other shares or property for delivery under the Plan, including shares of another entity which is a party to any such merger, reorganization, consolidation or exchange of shares; and (ii) make adjustments in the number, class and option price of shares or property subject to outstanding Awards and Options granted under the Plan, and may substitute other shares or property for delivery under outstanding Awards and Options, including shares of another entity which is a party to any such merger, reorganization, consolidation or exchange of shares, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of Shares subject to any Award or Option shall always be a whole number. The preceding sentence shall not limit the actions which may be taken by the Committee under Section 10 of the Plan. No adjustment shall be made with respect to Awards of Incentive Stock Options that would cause the Plan to violate Section 422 of the Code, and the number and price of shares subject to outstanding Options granted to Outside Directors pursuant to Section 9 hereof shall be subject to adjustment only as set forth in Section 9.

          Section 5. Eligibility.

               Any Employee shall be eligible to be selected as a Participant. Notwithstanding any other provision of the Plan to the contrary, no Participant may be granted an Option, Limited Right or Stock Appreciation Right in any one (1) calendar year, which, when added to any other Option, Limited Right or Stock Appreciation Right granted hereunder in the same year, shall exceed Five Hundred Thousand (500,000) Shares. If an Option, Limited Right or Stock Appreciation Right is canceled, the canceled Option, Limited Right or Stock Appreciation Right continues to count against the maximum number of Shares for which an Option, Limited Right or Stock Appreciation Right may be granted to a Participant in any year. All Shares specified in this Section 5 shall be adjusted to the extent necessary to reflect adjustments to Shares required by Section 4(c) hereof.

          Section 6. Stock Options.

               Options  may be  granted  hereunder  to Participants  either alone or in addition to other Awards granted under the Plan. Options may be Incentive Stock Options within the meaning of
          Section 422 of the Code or Non-Qualified Stock Options (i.e., stock options which are not Incentive Stock Options), or a combination thereof. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

               (a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Share on the effective date of the grant of the Option (or, if the Committee so determines, in the case of any Option retroactively granted in tandem with or in substitution for another Award or any outstanding Award granted under any other plan of the Company, on the effective date of grant of such other Award or award under another Company plan).

               (b)  Option Term.  The term of each Option shall be fixed by
                    the  Committee  in  its   sole  discretion,  except  as
                    provided below for Incentive Stock Options.

               (c)  Exercisability.    Except   as  otherwise  provided  in
                    Section 10(a), Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant.

               (d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms as the Committee shall determine, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

               (e) Incentive Stock Options. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company as defined in Section 424 of the Code) shall not exceed One Hundred Thousand Dollars ($100,000) or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The option price per Share purchasable under an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Share on the date of grant of the Option. No incentive stock option may be granted after ten (10) years from the date of adoption of this plan, and each Incentive Stock Option shall expire not later than ten (10) years from its date of grant. No Incentive Stock Option shall be granted to any Participant if at the time the Option is granted such Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries unless (i) the option price per Share is at least one hundred and ten percent (110%) of the Fair Market Value of the Share on the date of grant, and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

               (f) Form of Settlement. In its sole discretion, the Committee may provide at the time of grant that the Shares to be issued upon an Option's exercise shall be in the form of Shares subject to restrictions as the Committee may determine, or other similar securities, or may reserve the right so to provide after the time of grant.

          Section 7. Stock Appreciation and Limited Rights.

               (a) Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock
                    Appreciation Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted and must have a grant price equal to the option price of such Option. In the case of any Stock Appreciation
                    Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. Any Stock
                    Appreciation Right related to an Option shall be exercisable to the extent, and only to the extent, that the related Option is exercisable. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one (1) Share on the date of exercise or with respect to any right related to an Option other than an Incentive Stock Option, at any time during a specified period before or after the date of exercise as determined by the Committee over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one (1) Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award), multiplied by the number of Shares as to which the holder is exercising the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

               (b) Limited Rights may be granted hereunder to Participants only with respect to an Option granted under Section 6 hereof or a stock option granted under another plan of the Company. The provisions of Limited Rights need not be the same with respect to each recipient. Any Limited Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Limited Right related to an Incentive Stock Option must be granted at the same time such Option is granted. A Limited Right shall terminate and no longer be exercisable upon termination or exercise of the related Option, except that a Limited Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Limited Right. Any Option related to any Limited Right shall no longer be exercisable to the extent the related Limited Right has been exercised. Any Limited Right shall be exercisable to the extent, and only to the extent, the related Option is exercisable and only during the three (3) month period immediately following a Change in Control of the
                    Company (as defined in Section 10 hereof). The Committee may impose such other conditions or restrictions on the exercise of any Limited Right as it shall deem appropriate. Subject to the terms of the Plan and any applicable Award Agreement, a Limited Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, an amount equal to the excess of (i) the Fair Market Value of one (1) Share on the date of exercise or if greater and only with respect to any Limited Right related to an Option other than an Incentive Stock Option, the highest price per Share paid in connection with any Change in Control of the Company, over (ii) the option price of the related Option, multiplied by the number of Shares as to which the holder is exercising the Limited Right. The amount payable to the holder shall be paid by the Company in cash. Subject to the terms of the Plan and any applicable Award Agreement, the terms and conditions of any Limited Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Limited Right as it may deem appropriate.

          Section 8. Performance Awards.

               Performance Awards may be issued hereunder to Participants in the form of Performance Shares or Performance Units, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The value represented by a
          Performance Share or Unit shall be payable to, or upon the exercise by, the Participant holding such Award, in whole or in part, following achievement of such performance goals during such Performance Period as determined by the Committee. Except as provided in Section 10, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The length of the Performance Period, the performance criteria or levels to be achieved for each Performance Period, and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis. An Award of Performance Shares may consist of or include a grant of Shares which may be subject to such restrictions, conditions and contingencies as determined by the Committee. As to any such grant of Shares, the value represented by the Award and the payment of the Award may consist solely of the value of any right to the Shares or such other form of value and payment as determined by the Committee. To the greatest extent possible when making Performance Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code
          Section 162(m).

          Section 9. Outside Directors' Options.

               (a) Grant of Options. At the time an outside Director first becomes a member of the Board after February 26, 1996, the Outside Director shall automatically be granted an option to purchase 6,000 Shares. On the date each Stockholders Meeting is actually held in each of the years beginning with 1996 and through 2005, each Outside Director shall automatically be granted an Option to purchase 3,000 Shares; provided, however, that an Outside Director shall not be entitled to receive and shall not be granted any such Option on the date of any particular Stockholders Meeting if he will not continue to serve as an Outside Director immediately following such Stockholders Meeting. An Outside Director who first takes a position on the Board at the Annual Stockholders Meeting, shall be entitled to receive the 6,000 Share initial service option plus the 3,000 Share Option granted at that Stockholder s Meeting to each Outside Director. All such Options shall be Non-Qualified Stock Options. The price at which each Share covered by such Options may be purchased shall be one hundred percent (100%) of the fair market value of a share on the date the Option is granted. Fair market value for the purposes of this
                    Section 9 shall be deemed to be the average of the high and low prices of the Shares as reported on the New York Stock Exchange Composite Transactions tape for the date the Option is granted or, if no sale of Shares shall have been made on that date, the next preceding date on which there was a sale of Shares.

               (b)  Exercise  of Options.    Except as  set  forth in  this
                    Section 9, an Option granted to an Outside Director shall become exercisable only after one year from the date of grant of the Option. No Option shall be exercisable more than ten (10) years after the date of grant. Options may be exercised by an Outside Director during the period he remains an Outside Director and for a period of five (5) years after ceasing to be a member of the Board by reason of death or retirement, or for a period of one (1) year after ceasing to be a member of the Board for reasons other than retirement or death; however, only those Options exercisable at the date the Outside Director ceases to be a member of the Board shall remain exercisable and in no event shall the Options be exercisable more than ten (10) years after the date of grant. For purposes of this
                    Section 9, retirement shall mean discontinuance of service as a director after the director has reached age fifty-five (55) and has at least five (5) years or more of service on the Board. All Options shall immediately become exercisable in the event of a Change in Control, as hereinafter defined, except that Options shall not be exercisable earlier than six (6) months from the date of grant to the extent required by
                    Section 16 of the Exchange Act.

                    If a former Outside Director shall die holding an Option that has not expired and has not been fully exercised, the Option shall remain exercisable until the later of one (1) year after the date of death or the end of the period in which the former Outside Director could have exercised the Option had he not died, but in no event shall the Option be exercisable more than ten (10) years after the date of grant. In the event of the death of an Outside Director or former Outside Director, his Options shall be exercisable only to the extent that they were exercisable at his date of death and only by the executor or administrator of the Outside Director's estate, by the person or persons to whom the Outside Director's rights under the Option shall pass under the Outside Director's will or the laws of descent and distribution, or by a beneficiary designated in writing in accordance with Section 13(a) hereof.

               (c) Payment. An Option granted to an Outside Director shall be exercisable upon payment to the Company of the full purchase price of the Shares with respect to which the Option is being exercised. Payment for the Shares shall be in United States dollars, payable in cash or by check, or by delivery of Shares having a Fair Market Value on the exercise date equal to the total Option price, or by any combination of cash and Shares.

               (d)  Adjustment of Options.   In the event there  shall be a
                    merger,          reorganization,         consolidation,
                    recapitalization, stock split, reverse stock split, stock dividend or other change in corporate structure such that the Shares of the Company are changed into or become exchangeable for a larger or smaller number of Shares or shares of a different class of stock, thereafter the number of Shares subject to outstanding Options and the number of Shares available for the grant of Options under this Plan shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of the Company by reason of such change in corporate structure; and the shares of any such other class of stock shall be treated as Shares for purposes of this Plan; provided, that the number of Shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of Shares, be proportionately reduced, and in the case of a decrease in the number of Shares, shall be proportionately increased.

               (e) No Obligation. Nothing in this Plan shall be deemed to create an obligation on the part of the Board or a committee thereof to nominate any Outside Director for reelection by the Company s Stockholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

          Section 10. Change in Control.

               (a) In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award (except Options granted pursuant to Section 9), either at the time an Award is made hereunder or any time thereafter, take any one (1) or more of the following actions: (i) provide for the purchase by the Company of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. In the event of a Change of Control, there shall be an automatic acceleration of any time periods relating to the exercise or realization of any such Award and all performance award standards shall be deemed satisfactorily completed without any action required by the Committee so that such Award may be exercised or realized in full on or before a date fixed by the Committee, except no Award shall be exercisable earlier than six (6) months after the date of grant to the extent required by Section 16 of the Exchange Act. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

               (b) For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (i) for any reason at any time less than seventy-five percent (75%) of the members of the Board shall be individuals who fall into any of the following categories: (A) individuals who were members of such Board on February 26, 1996; or (B) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of such Board on February 26, 1996; or (C) individuals whose election, or nomination for election by the Company's stockholders was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (A) or (B) above, or (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall have become, according to a public announcement or filing, without the prior approval of the Board of Directors of the Company, the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing forty percent (40%) or more (calculated in accordance with Rule 13(d)-3) of the combined voting power of the Company's then outstanding voting securities (such "person" hereafter referred to as a "Major Stockholder"); or
                    (iii) the stockholders of the Company shall have approved a merger, consolidation or dissolution of the Company or a sale, lease, exchange or disposition of all or substantially all of the Company's assets, or a Major Stockholder shall have proposed any such transaction, unless such merger, consolidation, dissolution, sale, lease, exchange or disposition shall have been approved by at least seventy-five percent (75%) of the members of the Board of Directors of the Company who are individuals falling into any combination of the following categories: (A) individuals who were members of such Board of Directors on February 26, 1996, or (B) individuals whose election or nomination for election by the Company's stockholders was approved by at least seventy-five percent (75%) of the members of the Board of Directors then still in office who are members of the Board of Directors on February 26, 1996, or (C) individuals whose election, or nomination for election by the Company's stockholders was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in manner described in (A) or (B) above.

          Section 11. Amendments and Termination.

               The  Board  may  amend,   alter,  suspend,  discontinue,  or
          terminate the Plan, but no amendment, alteration, suspension, discontinuation, or termination shall be made that would impair the rights of an Optionee or Participant under an Award theretofore granted, without the Optionee's or Participant's consent. In addition, no amendment shall be effective without the approval of stockholders as may be required by Section 16 of the Exchange Act or Section 162(m) of the Code as the case may be, including to:

               (a)  materially   increase  the   total  number   of  Shares
                    available for Awards under the Plan, except as is provided in Section 4(c) of the Plan;

               (b) materially increase benefits accruing to Participants under the Plan;

               (c) materially modify the requirements as to eligibility for participation in the Plan;

               (d) change in any way the Options provided for in Section 9 of the Plan (other than reduce the number of shares for which an Option that is to be automatically granted is exercisable); or

               (e) cause the Plan not to comply with Section 162(m) of the Code.

               However, in no event, shall the provisions relating to the timing, amount, exercise price or designated recipients of Options provided for in Section 9 of the Plan be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

               The Committee may amend the terms of any Award theretofore granted (except Options granted pursuant to Section 9 hereof), prospectively or retroactively, and may also substitute new Awards for Awards previously granted under this Plan or for awards granted under any other compensation plan of the Company or an Affiliate to Participants, including without limitation previously granted Options having higher option prices, but no such amendment or substitution shall impair the rights of any Participant without his consent.

               The Committee shall be authorized, without the Participant's consent, to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of events that it deems in its sole discretion to be unusual or nonrecurring that affect the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in recognition of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent the dilution or enlargement of benefits or potential benefits under the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate. Notwithstanding the above, the Committee shall not have the right to make any adjustments in the terms or conditions of outstanding Options granted pursuant to Section 9.

          Section 12. Termination of Employment and Noncompetition.

               The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award (other than an Option granted pursuant to Section 9) shall be canceled or suspended and shall promulgate rules and regulations to (i) determine what events constitute disability, retirement, termination for an approved reason and termination for cause for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. If a Participant's employment with the Company or an Affiliate is terminated for cause, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant's Award Agreement provides otherwise. In addition, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or any
          Affiliate, or with any business in which the Company or any Affiliate has a substantial interest as determined by the Committee or such officers or committee of senior officers to whom the authority to make such determination is delegated by the Committee.

          Section 13. General Provisions.

               (a) Nonassignability. No Award shall be assignable or transferable by a Participant or an Outside Director otherwise than by will or by the laws of descent and distribution; provided, however, that a Participant or Outside Director may, pursuant to a written designation of beneficiary filed with the Committee prior to his death, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant or Outside Director. Each Award shall be exercisable during the lifetime of the Participant or the Outside Director, only by the Participant or the Outside Director or, if permissible under applicable law, by the guardian or legal representative of the Participant or Outside Director.

               (b) Terms. Except for Options granted pursuant to Section 9, the term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option or any Stock Appreciation or Limited Right related to any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

               (c) Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan.

               (d) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

               (e) Restrictions. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

               (f) Dividend Equivalents. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award, but excluding Options granted pursuant to
                    Section 9) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

               (g) Withholding. The Company shall be authorized to withhold from any Award granted, payment due or shares or other property transferred under the Plan the amount of income, withholding and payroll taxes due and payable in respect of an Award, payment or shares or other property transferred hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company may require the Participant or Outside Director to pay to it such tax prior to and as a condition of the making of such payment or transfer of Shares or property under the Plan. In accordance with any applicable administrative guidelines it establishes, the Committee may allow or may require participants to pay the amount of taxes due or payable in respect of an Award by withholding from any payment of Shares due as a result of such Award, or by permitting the Participant to deliver to the Company, Shares having a fair market value, as determined by the Committee, equal to the amount of such taxes.

               (h) Deferral of Awards. At the discretion of the Committee, payment of a Performance Dividend Equivalent or any portion thereof may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery on a form provided by the Company of a written, irrevocable election by the Participant prior to such time payment would otherwise be made. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit Dividend Equivalents on deferred payments denominated in the form of Shares.

               (i) No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

               (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

               (k) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

               (l) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the employment of a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

               (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

               (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

               (o)  Headings.    Headings  are given  to  the  Sections and
                    subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

               (p) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan or action by the Committee fails to so comply, the Committee may deem, for such persons, such provision or action null and void to the extent permitted by law. Should any provision of this Plan be unnecessary to comply with the requirements of Section 16 of the Exchange Act, the Committee may waive such provision.

          Section 14. Effective Date of Plan.

               The Plan shall be effective as of May 7, 1991, subject to approval of the Plan by the Company's stockholders.

          Section 15. Term of Plan.

               No Award shall be granted pursuant to the Plan after February 25, 2006, but any Award theretofore granted may extend beyond that date.

                                      APPENDIX B
                              GRAPHIC AND IMAGE MATERIAL
                                          IN
                                   PROXY STATEMENT


               This appendix is included in this electronic format document in accordance with Rule 304 of Regulation S-T. The following graphic and image material is included in the KCSI proxy statement.

          PHOTOGRAPHS OF EACH DIRECTOR

               The proxy statement includes photographs of each director. A photograph of a director is place in the proxy statement next to the discussion of the director's principal occupations in the
          section  entitled   "PROPOSAL (1) - ELECTION OF TWO DIRECTORS"
          and "THE BOARD OF DIRECTORS."

          STOCK PERFORMANCE GRAPH

               The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH". Both the graph and the table will be included in the paper format definitive proxy mailed to KCSI's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                      APPENDIX C

                                   FORM OF PROXIES

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                          Kansas City, Missouri  64105-1804

                                    March 25, 1996


          Dear Stockholder:

               You are cordially invited to join us at the 1996 Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., which will be held at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, at 10:00 a.m., Central Daylight Time, on Thursday May 2, 1996. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

               We urge you to read these proxy materials and the Annual Report, and to participate in the meeting either in person or by proxy.

               Whether or not you plan to attend the meeting in person, please sign and return promptly the attached proxy card in the envelope provided to assure that your shares will be represented.

                                        Sincerely,


                                        /S/Paul H. Hanson
                                        Chairman of the Board


                                        /S/Landon H. Rowland
                                        President   and   Chief   Executive
                                        Officer

                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date, sign and return promptly in the prepaid envelope enclosed)

                                     (Tear Here)

                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY

               This proxy confers discretionary authority as described and may be revoked in the manner described in the proxy statement dated March 25, 1996, receipt of which is hereby acknowledged.

                              Signature_______________   Date  ___________,
          1996

                              Signature_______________   Date  ___________,
          1996


                              Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual
                              Meeting:

                              [  ]  Will attend     [  ]  Will not attend

                              (Continued on other side)

                    (Continued, and to be signed on reverse side)


                                     (Tear Here)

                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Paul H. Henson, Landon H. Rowland, and Michael R. Haverty, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern Industries, Inc. entitled to vote for the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 2, 1996, or any adjournment thereof as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSALS 2, 3, 4, 5, 6 and 7.

          1.   Election of  two directors:   Nominees:   James E.  Barnes &
               Jose F. Serrano

               [  ]  FOR all nominees except those indicated below:

               [  ] WITHHOLD AUTHORITY to vote for all nominees.

          2. Approval of amendment to 1991 Stock Option and Performance Award Plan to increase number of shares authorized.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          3. Approval of amendment to 1991 Stock Option and Performance Award Plan to allow automatic grants to outside directors.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          4. Approval of amendment to 1991 Stock Option and Performance Award Plan to extend the term of the Plan through February 25, 2006.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN


          5. Approval of amendment to 1991 Stock Option and Performance Award Plan to change vesting provisions.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          6. Approval of amendment to 1991 Stock Option and Performance Award Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          7. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1996.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

               Unless authority to vote for any nominee is withheld, authority to vote cumulatively for such nominee will be deemed granted, and if other persons are nominated, this proxy may be voted for less than all the nominees named above, in the proxy holder's discretion, to elect the maximum number of management nominees.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                          Kansas City, Missouri  64105-1804

                                    March 25, 1996

          Dear ESOP Participant:

               Enclosed is your voting instruction card to UMB Bank, N.A. and Mercantile Bank of Kansas City as Trustees for shares allocated to your account under the Employee Stock Ownership Plan
          (ESOP).

               Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned directly to the Trustees, UMB Bank, N.A. Securities Transfer Division, P. O. Box 410064, Kansas City, MO 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

               If you have questions about the allocation of these shares, you may call one of the following individuals for further information:

           KCS employee contact:   Jack Mock           816-556-0308
           DST employee contact:   Becky Bremerkamp    816-435-8609 or
                                   Amy Thompson        816-435-8628 or
                                                       1-800-438-2320

           JANUS employee          Greg Fisher         303-336-4062
           contact:


                                        Thank you,


                                        /s/ Richard P. Bruening
                                        Vice President, General Counsel &
                                        Corporate Secretary

                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date,  sign  and   return  promptly  in  the   prepaid  envelope
          enclosed.)
                                     (Tear Here)

          CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AND MERCANTILE BANK OF KANSAS CITY AS TRUSTEES UNDER THE KANSAS CITY SOUTHERN INDUSTRIES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

                                   Signature
                                   Date:           , 1996

                                   Please sign exactly as name appears.
                                   (Continued on other side)

                    (Continued, and to be signed on reverse side)

                                     (Tear Here)

          THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEES.   I
          hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustees and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 2, 1996, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Annual Meeting.

          1.   Election of  two directors:   Nominees:   James E.  Barnes &
               Jose F. Serrano

               [  ]  FOR all nominees except those indicated below:

               [  ] WITHHOLD AUTHORITY to vote for all nominees.

          2. Approval of amendment to 1991 Stock Option and Performance Award Plan to increase number of shares authorized.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          3. Approval of amendment to 1991 Stock Option and Performance Award Plan to allow automatic grants to outside directors.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          4. Approval of amendment to 1991 Stock Option and Performance Award Plan to extend the term of the Plan through February 25, 2006.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          5. Approval of amendment to 1991 Stock Option and Performance Award Plan to change vesting provisions.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          6. Approval of amendment to 1991 Stock Option and Performance Award Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          7. Ratification of the Board of Directors' selection of Price Waterhouse LLP as KCSI's independent accountants for 1996.

               [  ]  FOR     [  ] AGAINST    [  ]  ABSTAIN

          IF NO CHOICE IS SPECIFIED, THE SHARES HELD IN YOUR ESOP ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THE SHARES HELD BY THE ESOP FOR WHICH THE TRUSTEES RECIEVE VOTING INSTRUCTIONS.